UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21309
Advent Convertible and Income Fund1
(Exact name of registrant as specified in charter)

888 Seventh Ave, 31st Floor, New York, NY 10019
 (Address of principal executive offices) (Zip code)
Robert White, Treasurer
888 Seventh Ave, 31st Floor, New York, NY 10019
 (Name and address of agent for service)
Registrant’s telephone number, including area code: (212) 482-1600
Date of fiscal year end: October 31
Date of reporting period: November 1, 2018 - April 30, 2019

1 Effective July 1, 2019 the Registrant’s name changed from Advent Claymore Convertible Securities and Income Fund to Advent Convertible and Income Fund

Item 1.  Reports to Stockholders.
The registrant’s semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), is as follows:

GUGGENHEIM INVESTMENTS

ADVENT CAPITAL MANAGEMENT

CEF

April 30, 2019 (UNAUDITED)

AVK | SEMIANNUAL REPORT

Advent Claymore Convertible Securities and Income Fund

Beginning on January 1, 2021, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website address to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. At any time, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary or, if you are a registered shareholder and your shares are held with the Fund's transfer agent, Computershare, you may log into your Investor Center account at www.computershare.com/investor and go to "Communication Preferences" or call 1-866-488-3559.

You may elect to receive paper copies of all future shareholder reports free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports; if you invest directly with the Fund, you may call Computershare at 1-866-488-3559. Your election to receive reports in paper form will apply to all funds held in your account with your financial intermediary or, if you invest directly, to all closed-end funds you hold.

GUGGENHEIMINVESTMENTS.COM/AVK
...YOUR BRIDGE TO THE LATEST, MOST UP-TO-DATE
INFORMATION ABOUT THE ADVENT
CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND
The shareholder report you are reading right now is just the beginning of the story.
Online at guggenheiminvestments.com/avk, you will find:
•	Daily, weekly and monthly data on share prices, net asset values, dividends and more

•	Portfolio overviews and performance analyses

•	Announcements, press releases and special notices

•	Fund and adviser contact information
Advent Capital Management and Guggenheim Investments are continually updating and expanding shareholder information services on the Fund’s website in an ongoing effort to provide you with the most current information about how your Fund’s assets are managed and the results of our efforts. It is just one more small way we are working to keep you better informed about your investment in the Fund.

(Unaudited)	April 30, 2019

DEAR SHAREHOLDER
We thank you for your investment in the Advent Claymore Convertible Securities and Income Fund (the “Fund” or “AVK”). This report covers the Fund’s performance for the six months ended April 30, 2019.
Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) serves as the Fund’s Investment Adviser. Based in New York, New York, with additional investment personnel in London, England, Advent is a credit-oriented firm specializing in the management of global convertible, high-yield and equity securities across four lines of business—long-only strategies, hedge funds, closed-end funds, and private credit. As of April 30, 2019, Advent managed approximately $9 billion in assets.
Guggenheim Funds Distributors, LLC (the “Servicing Agent”) serves as the servicing agent to the Fund. The Servicing Agent is an affiliate of Guggenheim Partners, LLC, a global diversified financial services firm.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income securities. Under normal market conditions, the Fund will invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in non-convertible income securities. The Fund may invest without limitation in foreign securities. The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio, thus generating option writing premiums.
All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2019, the Fund generated a total return based on market price of 13.04% and a total return of 8.51% based on NAV. As of April 30, 2019, the Fund’s market price of $14.99 represented a discount of 10.93% to NAV of $16.83.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.

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DEAR SHAREHOLDER (Unaudited) continued	April 30, 2019

The Fund paid a distribution each month of the semi-annual period. The most recent monthly distribution, $0.1172, represents an annualized distribution rate of 9.38% based upon the last closing market price of $14.99 on April 30, 2019.
There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund. Please see the Questions and Answers on page 5 for more information on distributions for the period.
We encourage shareholders to consider the opportunity to reinvest their distributions from the Fund through the Dividend Reinvestment Plan (“DRIP”), which is described in detail on page 68 of this report. When shares trade at a discount to NAV, the DRIP takes advantage of the discount by reinvesting the monthly dividend distribution in common shares of the Fund purchased in the market at a price less than NAV. Conversely, when the market price of the Fund’s common shares is at a premium above NAV, the DRIP reinvests participants’ dividends in newly issued common shares at the greater of NAV per share or 95% of the market price per share. The DRIP provides a cost-effective means to accumulate additional shares and enjoy the benefits of compounding returns over time.
The Fund is managed by a team of experienced and seasoned professionals led by myself in my capacity as Chief Investment Officer (as well as President and Founder) of Advent Capital Management, LLC. We encourage you to read the following Questions & Answers section, which provides additional information regarding the factors that influenced the Fund’s performance.
We thank you for your investment in the Fund and we are honored that you have chosen the Advent Claymore Convertible Securities and Income Fund as part of your investment portfolio. For the most up-to-date information regarding your investment, including related investment risks, please visit the Fund’s website at guggenheiminvestments.com/avk.
Sincerely,
Tracy V. Maitland
President and Chief Executive Officer of the
Advent Claymore Convertible Securities and Income Fund
May 31, 2019

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QUESTIONS & ANSWERS (Unaudited)	April 30, 2019

The portfolio managers of Advent Claymore Convertible Securities and Income Fund (the “Fund” or “AVK”) are Tracy Maitland, President and Chief Investment Officer of Advent Capital Management, LLC (“Advent” or the “Investment Adviser”) and Paul Latronica, Managing Director of Advent. They are primarily responsible for the day-to-day management of the Fund’s portfolio. Mr. Maitland and Mr. Latronica are supported by teams of investment professionals who make investment decisions for the Fund’s core portfolios of convertible bonds, the Fund’s high yield securities investments and the Fund’s leverage allocation, respectively. In the following interview, the management team discusses the convertible securities and high yield markets and Fund performance for the six-month period ended April 30, 2019.
Please describe the Fund’s objective and management strategies.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. Under normal market conditions, the Fund invests at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities. Under normal market conditions, the Fund must invest at least 30% of its managed assets in convertible securities and may invest up to 70% of its managed assets in nonconvertible income securities. The Fund may invest without limitation in foreign securities.
The Fund also uses a strategy of writing (selling) covered call options on up to 25% of the securities held in the portfolio. The objective of this strategy is to generate current gains from option premiums to enhance distributions payable to the holders of common shares. In addition, the Fund may invest in other derivatives, such as put options, forward foreign currency exchange contracts, futures contracts, and swaps.
The Fund uses financial leverage to finance the purchase of additional securities. Although financial leverage may create an opportunity for increased return for shareholders, it also results in additional risks and can magnify the effect of any losses. There is no assurance that the strategy will be successful. If income and gains earned on securities purchased with the financial leverage proceeds are greater than the cost of the financial leverage, shareholders’ return will be greater than if financial leverage had not been used. Conversely, if the income or gains from the securities purchased with the proceeds of financial leverage are less than the cost of the financial leverage, shareholders’ return will be less than if financial leverage had not been used.
The Fund has non-fundamental investment policies limiting investments in illiquid securities to 20% of managed assets and investments in private securities to 15% of managed assets. Private securities may be privately-offered convertible securities, privately-offered non-convertible income securities, and any attached or related privately-offered warrants or equity-linked securities. The Fund does not expect to invest more than 2.5% of its managed assets in any single private security at the time of investment.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2019

Discuss Advent’s investment approach.
Advent’s approach involves core portfolios of convertible bonds that are managed, subject to the Fund’s investment policies and restrictions, in a manner similar to that of Advent’s Balanced Convertible Strategy and Global Balanced Convertible Strategy, which seek high total returns by investing in a portfolio of U.S.-dollar convertible securities and global convertible securities, respectively, that provide equity-like returns while seeking to limit downside risk.
These core portfolios are supplemented by investments in high yield securities selected in a manner similar to that of Advent’s High Yield Strategy, which seeks income and total return by investing primarily in high yielding corporate credit using fundamental and relative value analysis to identify undervalued securities.
Advent uses a separate portion of the Fund’s portfolio to increase or decrease relative overall exposure to convertible securities, high yield securities, and equities. This portion of the Fund’s portfolio incorporates leverage and operates as an asset-allocation tool reflecting Advent’s conservative management philosophy and its views on the relative value of these three asset classes under changing market conditions.
As mentioned, the Fund has a non-fundamental investment policy allowing Advent to invest up to 15% of managed assets in private securities. Advent intends to invest in private securities primarily to enhance the Fund’s current income.
Please describe the economic and market environment over the last six months.
The six-month period from October 2018 through April 2019 encompassed two divergent investing environments. In the first two months, foreign economies decelerated noticeably, with reports such as purchasing manager indices (“PMIs”) and durable goods orders declining in the Eurozone, and inflation figures reversing in Japan. PMI figures falling below the 50 expansion/contraction line in China and the continued uncertainty of the United Kingdom exit from the European Union added to jitters in equity markets. Although U.S. Gross Domestic Product (“GDP”) came in reasonable at 2.2% in the fourth quarter of 2018, it was the slowest full-quarter of growth of the Trump Presidency. This raised fears that, combined with the cumulative effect of U.S. Federal Reserve (the “Fed”) rate hikes—seven in 2017 & 2018—and the fading of the stimulus from the Tax Cuts and Jobs Act of 2017, the U.S. economy was not well-positioned to withstand the effect of weakness in overseas economies.
Markets changed their tone around the end of the calendar year 2018. The Fed, after raising the Federal Funds rate for a fourth time in the calendar year in December, signaled that it would be on hold over the short-term as it evaluated inflation and the effect of the past hikes; a further signal later in 2019 that it was likely on hold for all of 2019 confirmed the major shift in tone. Indications of thawing in the U.S.-China trade tensions led to optimism that business uncertainty over tariffs could be alleviated eventually. While economic data overseas remained sluggish into early 2019, many economic metrics did not set further lows and the European Central Bank’s announcement of a new series of targeted long-term refinancing operations (“TLTRO-III”) to inject expansionary funds into

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2019

the banking system helped optimism. U.S. GDP for the first calendar quarter came in surprisingly strong at 3.2% annualized, helped by buoyant net exports, and cemented a perception of economic vitality over the intermediate-term.
Returns for the various asset classes are discussed in sections below, but the period overall was characterized by rising prices for both corporate bond and equity markets helped most prominently by the shift in tone at the Fed to cease its hawkish orientation at least over the short-term.
How did the Fund perform in this environment?
All AVK returns cited—whether based on net asset value (“NAV”) or market price—assume the reinvestment of all distributions. For the six-month period ended April 30, 2019, the Fund generated a total return based on market price of 13.04% and a total return of 8.51% based on NAV. As of April 30, 2019, the Fund’s market price of $14.99 represented a discount of 10.93% to NAV of $16.83. As of October 31, 2018, the Fund’s market price of $13.93 represented a discount of 14.01% to NAV of $16.20.
Past performance is not a guarantee of future results. All NAV returns include the deduction of management fees, operating expenses, and all other Fund expenses. The market price of the Fund’s shares fluctuates from time to time, and may be higher or lower than the Fund’s NAV.
How did other markets perform in this environment for the six-month period ended April 30, 2019?
Index	Total Return
Bloomberg Barclays U.S. Aggregate Bond Index	5.49%
ICE Bank of America (“BofA”) Merrill Lynch U.S. Convertible Index	9.29%
ICE BofA Merrill Lynch U.S. High Yield Index	5.55%
Standard & Poor’s 500® (“S&P 500”) Index	9.76%
Thomson Reuters Convertible Global Focus U.S.-Dollar Hedged Index	6.28%

What contributed to performance?
Equity, equity-linked, and corporate bond markets registered gains in the six-month period ended April 30, 2019. After a continuation of fears from decelerating economic growth and the impact of Fed interest rate hikes early in the period, a halting of those hikes after December, reasonable U.S. GDP performance in the first calendar quarter, and optimism over an eventual agreement ending trade tensions between the U.S. and China all helped securities markets net the period notably higher by the end of April.
The ratio of the U.S. convertible bond index and the U.S. equity index was relatively high compared to history and reflects higher returns in sectors with more convertible exposure, such as technology and industrials, and the addition of positive returns from the bond element of the convertible security asset class.
In the global convertibles index, Japan returns in particular lagged those of the U.S. equity markets.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2019

High-yield corporate bonds gained in the six month period, as the coupon yield was joined by price increases both from falling risk-free rates and compressing corporate spreads.
The five-year U.S. Treasury note, which has a duration most closely matching the high-yield bond universe, fell in yield from 2.98% to 2.28% in a distinct change from the year-earlier period, when the Fed was raising short-term interest rates. The high-yield corporate bond index’s spread improved slightly from 3.81% to 3.73%.
Please discuss the Fund’s distributions.
The Fund paid a distribution each month of the semiannual period. The most recent monthly distribution, $0.1172, represents an annualized distribution of 9.38% based upon the last closing market price of $14.99 on April 30, 2019.
The Fund currently anticipates that some of the 2019 distributions will consist of income and some will be a return of capital. A final determination of the tax character of distributions paid by the Fund in 2019 will be reported to shareholders in January 2020 on form 1099-DIV.
Payable Date	Amount
November 30, 2018	$0.1172
December 31, 2018	$0.1172
January 31, 2019	$0.1172
February 28, 2019	$0.1172
March 29, 2019	$0.1172
April 30, 2019	$0.1172
Total	$0.7032

There is no guarantee of any future distribution or that the current returns and distribution rate will be maintained. The Fund’s distribution rate is not constant and the amount of distributions, when declared by the Fund’s Board of Trustees, is subject to change based on the performance of the Fund.
While the Fund generally seeks to pay distributions that will consist primarily of investment company taxable income and net capital gain, because of the nature of the Fund’s investments and changes in market conditions from time to time, or in order to maintain a more stable distribution level over time, the distributions paid by the Fund for any particular period may be more or less than the amount of net investment income from that period. If the Fund’s total distributions in any year exceed the amount of its investment company taxable income and net capital gain for the year, any such excess would generally be characterized as a return of capital for U.S. federal income tax purposes.
A return of capital distribution is in effect a partial return of the amount a shareholder invested in the Fund. A return of capital does not necessarily reflect the Fund’s investment performance and should not be confused with “yield” or “income.” A return of capital distribution decreases the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. Please see Note 2(g) on page 45 for more information on distributions for the period.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2019

How has the Fund’s leverage strategy affected performance?
As part of its investment strategy, the Fund utilizes leverage to finance the purchase of additional securities that provide increased income and potentially greater appreciation potential to common shareholders than could be achieved from a portfolio that is not leveraged.
The Fund had $387 million in leverage outstanding as of April 30, 2019, approximately 40% of the Fund’s total managed assets; $210 million is in the form of a margin loan with Société Générale, and $177 million was in a reverse repurchase agreement with Société Générale. Both forms of leverage have tranches that expire in December 2020 and December 2022, and both also have floating tranches that varies with 3-month London Interbank Offered Rates (“LIBOR”). The average interest rate of the margin loan and reverse repurchase agreement for the period ended April 30, 2019 was 3.63% and 3.60%, respectively, a rise from the 3.31% and 3.30% averages discussed in the 2018 annual report, as the average for the recent six months encompassed several Fed rate hikes compared to the prior fiscal year.
There is no guarantee that the Fund’s leverage strategy will be successful, and the Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile.
The NAV return for the Fund was above the cost of leverage for the six months. Although Advent looks at funds deployed from borrowings differently than funds which use the shareholder equity base, on this simple metric, the Fund’s leverage was beneficial to shareholders for the fiscal period given the fixed swaps cushioned the rise in the cost of borrow compared to funds relying entirely on LIBOR short-term rates and the positive marketplace returns in the corporate bond and equity markets thus far in 2019. Advent continues to seek attractive and relatively lower-risk opportunities to invest borrowings that provide income above the cost of borrowing.
What was the impact of the Fund’s covered call strategy?
The income generated from writing covered call equity options depends on the volatility perceived in the markets at the time of writing. The CBOE VIX Volatility Index, or “VIX” for its ticker, which averaged 14.8 during the 2018 fiscal year, rose above 20 for most of 2018’s fourth calendar quarter before falling back to a period-closing level of 13.1 at April 2019 as equity markets rebounded.
When volatility was above 20, the Fund’s opportunities to generate income through writing covered calls were more lucrative given the prices for the options written reflected higher forecast volatility through their terms. As a result, the Fund engaged in some level of option writing against its equity holdings beginning the calendar year 2019.
Volatility fell below 17 in January, not to rise again above that level for the remainder of the fiscal half year. During this later period, the Fund refrained again from option-writing, electing to allow equity holdings to appreciate without the constraint of strike prices imposed by a covered call ceiling. Also, as discussed below, equity holdings were reduced closing the fiscal half in favor of other asset classes, reflecting the Adviser’s appraisal of investing opportunities across the capital markets. Overall, the Fund’s policy of generating income from writing options against equity holdings will continue to have a modest effect on assisting the Fund meet its distribution goals, the exact level of

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2019

which depends on the level of the volatility in options markets and the upside outlook on individual equity holdings.
How were the Fund’s total investments allocated among asset classes during the six months ended April 30, 2019, and what did this mean for performance?
On April 30, 2019, the Fund’s total investments were invested approximately 47.2% in convertible bonds, convertible preferred securities, and mandatory convertibles; 43.3% in corporate bonds; 5.7% in equities; 2.8% in cash and cash equivalents; and 1.0% in senior floating rate interests.
On October 31, 2018, the Fund’s total investments were invested approximately 48.8% in convertible bonds, convertible preferred securities, and mandatory convertibles; 37.9% in corporate bonds; 9.1% in equities; 3.2% in cash and cash equivalents; and 1.0% in senior floating rate interests.
The changes in asset allocation for the six months reflects a more cautious short-term outlook on the U.S. markets following strong performance in the corporate bond and equity markets after the Fed signaled at least a temporary cessation of increases in the Federal Funds rate. Advent reduced its equity allocations in favor of more corporate bonds, which tend to perform well in a lower-growth environment unimpeded by hawkish Fed policies.
International investments went from 22.1% at October 2018 to 24.9% ending April 2019. The Fund’s exposure to foreign issuers remained relatively constant in the early part of the reporting period. As U.S. markets powered higher in the spring and domestic equity markets surpassed their summer 2018 highs, the Fund allocated slightly more toward international investments, seeing the potential for economic improvement and attractive equity valuations. Although U.S. economic growth came in strong at 3.2% in 2019’s first calendar quarter, some slowing in indicators in April, such as industrial production and ISM (Institute for Supply Management) portended a slower second quarter which made foreign investments worthy of reappraisal.
Which investment decisions had the greatest effect on the Fund’s performance?
British satellite communications provider Inmarsat Plc (not held at period end) agreed to acquisition by a private equity consortium in late March. Convertible investors benefited from an especially valuable takeover make-whole provision in the bonds, which compensated for the loss of optionality. Inmarsat rejected a 2018 offer from U.S. satellite provider Echostar but the Fund retained its investment for the possibility of a future transaction. Electronics component maker Microchip Technology, Inc. (1.2% of long-term investments at period end) appreciated as optimism increased over the end of the sector inventory correction cycle that began last fall. Microchip’s chief predicted the March quarter would be the bottom, and the shares and convertible bonds took the cue and rose into the end of the quarter. Convertible bonds of enterprise software provider Workday, Inc. (0.4% of long-term investments at period end) advanced after reporting an October quarter with 48% bookings growth and an acceleration of subscription revenues to 35% growth. The company is having success winning large company contracts for its financials suite to accompany its core human resources offering. Finally, high-yield bonds of retailer Staples, Inc. (0.4% of long-term investments

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2019

at period end) leapt after the company initiated a refinancing to effect a dividend payment to private-equity holders—that refinancing involved a call of existing notes held by the Fund with a valuable make-whole payment to holders.
Among detractors, health-care plan and platform provider Evolent Health, Inc. convertible bonds (0.1% of long-term investments at period end) declined after the company’s largest customer in Kentucky became involved in a dispute with the state government over Medicaid reimbursement rates. The environment for managed care also experienced more negative sentiment, with political calls for more government involvement in regulating managed care, and the lasting uncertainty led the Fund to reduce its allocation. Convertibles of railcar maker Greenbrier Companies, Inc. (0.1% of long-term investments at period end) declined after the company issued a profit warning on poor margins. Although the company’s cash flow and liquidity are positive, we feared further estimate reductions near-term and reduced the position. Stock in retailer Macy’s, Inc. (0.4% of long-term investments at period end) fell after the company reported weak Christmas sales amidst continuing difficulties managing to a greater online presence. These issues outweighed any potential benefit from the bankruptcy of competitor Sears. With fewer near-term catalysts, the Fund reduced the position but retained some for the attractive cash flow and dividend. Last, convertibles in drug technology licensor Ligand Pharmaceuticals, Inc. (0.2% of long-term investments at period end) fell with the market correction like a high-multiple stock; but the company also changed its story by divesting its largest current royalty stream. While enhancing the company’s cash position and credit, the sale placed greater emphasis on future royalty deals, which altered the company’s risk profile and led the Fund to trim its holdings.

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2019

Index Definitions
The following indices are referenced throughout this report. It is not possible to invest directly in an index. These indices are intended as measures of broad market returns. The Fund’s mandate differs materially from each of the individual indices. The Fund also maintains leverage and incurs transaction costs, advisory fees, and other expenses, while these indices do not.
Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, mortgage-backed securities or “MBS” (agency fixed-rate and hybrid adjustable-rate mortgage, or “ARM”, pass-throughs), asset-backed securities (“ABS”), and commercial mortgage-backed securities (“CMBS”) (agency and non-agency).
VIX is the ticker symbol for the Chicago Board Options Exchange Market Volatility Index, a popular measure of the implied volatility of S&P 500 Index options. It is a weighted blend of prices for a range of options on the S&P 500 Index.
ICE BofA Merrill Lynch U.S. Convertible Index consists of convertible bonds traded in the U.S. dollar denominated investment grade and noninvestment grade convertible securities sold into the U.S. market and publicly traded in the United States. The Index constituents are market-value weighted based on the convertible securities prices and outstanding shares, and the underlying index is rebalanced daily.
ICE BofA Merrill Lynch U.S High Yield Index includes USD-denominated, high yield, fixed-rate corporate securities. Securities are classified as high yield if the rating of Moody’s, Fitch, or S&P is Ba1/BB +/BB + or below.
S&P 500® Index is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of U.S. stock market.
Thomson Reuters Convertible Global Focus USD Hedged Index is a market-weighted index with a minimum size for inclusion of $500 million (US), 200 million (Europe), 22 billion Yen, and $275 million (Other) of Convertible Bonds with an Equity Link.
AVK Risks and Other Considerations
The views expressed in this report reflect those of the Investment Adviser only through the report period as stated on the cover. These views are subject to change at any time, based on market and other conditions and should not be construed as a recommendation of any kind. The material may also contain forward-looking statements that involve risk and uncertainty, and there is no guarantee they will come to pass. There can be no assurance that the Fund will achieve its investment objectives. The value of the Fund will fluctuate with the value of the underlying securities.
Historically, closed-end funds often trade at a discount to their net asset value. In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk

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QUESTIONS & ANSWERS (Unaudited) continued	April 30, 2019

of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement (counterparty risk). The Fund is also exposed to other risks such as, but not limited to, concentration, interest rate, credit and financial leverage risks.
Please see Note 2(i) beginning on page 45 for a discussion of certain Fund risks and considerations.
This material is not intended as a recommendation or as investment advice of any kind, including in connection with rollovers, transfers, and distributions. Such material is not provided in a fiduciary capacity, may not be relied upon for or in connection with the making of investment decisions, and does not constitute a solicitation of an offer to buy or sell securities. All content has been provided for informational or educational purposes only and is not intended to be and should not be construed as legal or tax advice and/or a legal opinion. Always consult a financial, tax and/or legal professional regarding your specific situation.

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FUND SUMMARY (Unaudited)	April 30, 2019

Fund Statistics
Share Price	$14.99
Net Asset Value	$16.83
Discount to NAV	-10.93%
Net Assets ($000)	$581,073

AVERAGE ANNUAL TOTAL RETURNS
FOR THE PERIOD ENDED April 30, 2019
	Six Month
	(non-	One	Three	Five	Ten
	annualized)	Year	Year	Year	Year
Advent Claymore
Convertible Securities &
Income Fund
NAV	8.51%	8.76%	9.95%	3.82%	10.20%
Market	13.04%	8.59%	11.54%	4.17%	11.09%

Portfolio Breakdown	% of Net Assets
Corporate Bonds	72.0%
Convertible Bonds	66.9%
Convertible Preferred Stocks	11.5%
Common Stocks	9.4%
Money Market Fund	4.6%
Senior Floating Rate Interests	1.6%
Total Investments	166.0%
Other Assets & Liabilities, net	-66.0%
Net Assets	100.0%

Past performance does not guarantee future results and does not reflect the deductions of taxes that a shareholder would pay on fund distributions. All NAV returns include the deduction of management fees, operating expenses and all other Fund expenses. All portfolio data is subject to change daily. For more current information, please visit guggenheiminvestments.com/avk.
The above summaries are provided for informational purposes only and should not be viewed as recommendations.

14 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FUND SUMMARY (Unaudited) continued	April 30, 2019

All or a portion of the above distributions may be characterized as a return of capital. For the year ended October 31, 2018, 59% of the distributions were characterized as return of capital. As of April 30, 2019, 67% of the distributions were estimated to be characterized as return of capital. The final determination of the tax character of the distributions paid by the Fund in 2019 will be reported to shareholders in January 2020.
Country Diversification

Country	% of Long-Term Investments
United States	75.1%
United Kingdom	5.1%
Netherlands	3.8%
Jersey	3.7%
Bermuda	2.3%
Luxembourg	1.7%
China	1.7%
Germany	1.6%
France	0.9%
Cayman Islands	0.6%
Italy	0.5%
Virgin Islands (UK)	0.5%
Malaysia	0.4%
Japan	0.4%
Austria	0.3%
India	0.2%
Hong Kong	0.2%
Canada	0.2%
Marshall Islands	0.2%
Switzerland	0.2%
Taiwan, Province of China	0.1%
Australia	0.1%
Greece	0.1%
Monaco	0.1%
Total Long-Term Investments	100.0%

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 15

PORTFOLIO OF INVESTMENTS (Unaudited)		April 30, 2019

	Shares	Value
COMMON STOCKS† – 9.4%
Consumer, Non-cyclical – 2.9%
Humana, Inc.[1]	20,000	$ 5,108,200
Pfizer, Inc.[1]	125,000	5,076,250
GlaxoSmithKline plc ADR[1]	100,000	4,113,000
Teladoc Health, Inc.*,1	45,000	2,559,600
Total Consumer, Non-cyclical		16,857,050

Consumer, Cyclical – 2.3%
Fiat Chrysler Automobiles N.V.	325,000	5,008,250
Six Flags Entertainment Corp.[1]	80,000	4,247,200
Macy’s, Inc.[1]	165,000	3,884,100
Total Consumer, Cyclical		13,139,550

Industrial – 1.3%
United Parcel Service, Inc. — Class B	40,000	4,248,800
Boeing Co.	9,000	3,399,210
Total Industrial		7,648,010

Financial – 1.1%
Comerica, Inc.[1]	32,300	2,538,457
Lazard Ltd. — Class A	65,000	2,527,200
Weyerhaeuser Co. REIT[1]	50,000	1,340,000
Total Financial		6,405,657

Energy – 1.0%
BP plc ADR[1]	130,000	5,684,900

Basic Materials – 0.8%
Glencore plc*,1	1,250,000	4,959,574
Total Common Stocks
(Cost $55,064,039)		54,694,741

CONVERTIBLE PREFERRED STOCKS† – 11.5%
Financial – 4.3%
Assurant, Inc.
6.50% due 03/15/21[1]	78,273	8,141,175
Wells Fargo & Co.
7.50%[1,4]	6,000	7,886,285
Bank of America Corp.
7.25%[1,4]	4,000	5,282,040
Crown Castle International Corp.
6.88% due 08/1/20[1]	1,992	2,298,748
QTS Realty Trust, Inc.
6.50%[1,4]	12,289	1,357,197
Total Financial		24,965,445

See notes to financial statements.

16 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Shares	Value
CONVERTIBLE PREFERRED STOCKS† – 11.5% (continued)
Consumer, Non-cyclical – 3.0%
Danaher Corp.
4.75% due 04/15/22[1]	7,464	$ 7,863,324
Becton Dickinson and Co.
6.13% due 05/1/20[1]	86,677	5,158,148
Bunge Ltd.
4.88%[1,4]	40,891	4,048,209
Total Consumer, Non-cyclical		17,069,681

Industrial – 1.7%
Energizer Holdings, Inc.
7.50% due 01/15/22[1]	52,842	5,416,305
Fortive Corp.
5.00% due 07/1/21[1]	1,653	1,784,000
Stanley Black & Decker, Inc.
5.38% due 05/15/20[1]	11,555	1,183,348
Colfax Corp.
5.75% due 01/15/22[1]	6,341	850,074
Belden, Inc.
6.75% due 07/15/19[1]	8,660	650,280
Total Industrial		9,884,007

Basic Materials – 1.5%
International Flavors & Fragrances, Inc.
6.00% due 09/15/21[1]	169,394	8,881,327

Utilities – 1.0%
CenterPoint Energy, Inc.
7.00% due 09/1/21[1]	37,700	2,007,148
NextEra Energy, Inc.
6.12% due 09/1/19	28,915	1,804,296
Sempra Energy
6.75% due 07/15/21[1]	10,450	1,125,069
American Electric Power Company, Inc.
6.13% due 03/15/22[1]	18,702	972,130
Total Utilities		5,908,643
Total Convertible Preferred Stocks
(Cost $63,765,466)		66,709,103

MONEY MARKET FUND† – 4.6%
Morgan Stanley Institutional Liquidity Government Portfolio –
Institutional Class 2.34%[2]	27,011,214	27,011,214
Total Money Market Fund
(Cost $27,011,214)		27,011,214

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 17

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† – 72.0%
Consumer, Cyclical – 16.3%
GameStop Corp.
6.75% due 03/15/21[1,3]	8,103,000	$ 8,103,000
Eagle Intermediate Global Holding BV/Ruyi US Finance LLC
7.50% due 05/01/25[1,3]	5,684,000	5,676,895
Scientific Games International, Inc.
10.00% due 12/01/22[1]	3,336,000	3,523,650
8.25% due 03/15/26[1,3]	1,868,000	1,940,385
Six Flags Entertainment Corp.
4.88% due 07/31/24[1,3]	4,513,000	4,524,283
5.50% due 04/15/27[1,3]	871,000	891,468
Vista Outdoor, Inc.
5.88% due 10/01/23[1]	5,025,000	4,648,125
Navistar International Corp.
6.63% due 11/01/25[3]	4,500,000	4,606,875
Delphi Technologies plc
5.00% due 10/01/25[1,3]	4,163,000	3,829,960
Dana Financing Luxembourg Sarl
6.50% due 06/01/26[1,3]	3,636,000	3,822,345
Staples, Inc.
10.75% due 04/15/27[1,3]	1,983,000	2,020,181
7.50% due 04/15/26[1,3]	1,770,000	1,777,744
Downstream Development Authority of the Quapaw Tribe of Oklahoma
10.50% due 02/15/23[1,3]	3,546,000	3,723,300
Enterprise Development Authority
12.00% due 07/15/24[1,3]	3,432,000	3,534,960
Mattamy Group Corp.
6.88% due 12/15/23[1,3]	2,059,000	2,141,360
6.50% due 10/01/25[1,3]	1,287,000	1,315,957
National CineMedia LLC
6.00% due 04/15/22[1]	1,774,000	1,796,175
5.75% due 08/15/26[1]	1,664,000	1,626,560
Scotts Miracle-Gro Co.
5.25% due 12/15/26[1]	1,716,000	1,707,420
6.00% due 10/15/23[1]	1,626,000	1,699,170
Churchill Downs, Inc.
4.75% due 01/15/28[1,3]	3,011,000	2,965,835
5.50% due 04/01/27[1,3]	428,000	440,305
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.88% due 03/01/27[1]	3,433,000	3,355,757
Wolverine World Wide, Inc.
5.00% due 09/01/26[1,3]	3,201,000	3,128,978
TRI Pointe Group Inc. / TRI Pointe Homes Inc.
4.38% due 06/15/19[1]	2,820,000	2,822,200
Wynn Macau Ltd.
4.88% due 10/01/24[3]	2,725,000	2,697,750

See notes to financial statements.

18 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† – 72.0% (continued)
Consumer, Cyclical – 16.3% (continued)
Ferrellgas Limited Partnership / Ferrellgas Finance Corp.
6.50% due 05/01/21[1]	3,000,000	$ 2,692,500
Truck Hero, Inc.
8.50% due 04/21/24[3]	2,558,000	2,583,580
American Greetings Corp.
8.75% due 04/15/25[3]	2,767,000	2,580,227
Carlson Travel, Inc.
9.50% due 12/15/24[3]	2,600,000	2,535,000
Panther BF Aggregator 2 Limited Partnership / Panther Finance Company, Inc.
8.50% due 05/15/27[1,3]	2,145,000	2,223,293
Tempur Sealy International, Inc.
5.63% due 10/15/23[1]	2,000,000	2,030,000
TRI Pointe Group, Inc.
4.88% due 07/01/21[1]	827,000	841,473
William Carter Co.
5.63% due 03/15/27[1,3]	703,000	729,362
Total Consumer, Cyclical		94,536,073

Consumer, Non-cyclical – 13.4%
Bausch Health Companies, Inc.
7.00% due 03/15/24[1,3]	4,289,000	4,530,257
6.13% due 04/15/25[1,3]	4,000,000	4,055,000
9.00% due 12/15/25[1,3]	2,533,000	2,814,796
5.75% due 08/15/27[1,3]	814,000	850,223
United Rentals North America, Inc.
5.75% due 11/15/24[1]	4,000,000	4,122,000
6.50% due 12/15/26[1]	3,793,000	4,067,993
5.88% due 02/15/26[1]	4,360,000	4,708,800
7.50% due 02/15/22[1]	2,525,000	2,783,813
7.69% due 06/15/25[1]	315,000	360,675
Encompass Health Corp.
5.75% due 09/15/25[1]	3,782,000	3,901,057
5.75% due 11/01/24[1]	2,000,000	2,035,000
Tenet Healthcare Corp.
4.63% due 07/15/24[1]	2,146,000	2,160,094
7.00% due 08/01/25[1]	2,110,000	2,144,288
Land O’Lakes Capital Trust I
7.45% due 03/15/28[1,3]	3,750,000	4,073,438
Cardtronics Incorporated / Cardtronics USA Inc
5.50% due 05/01/25[1,3]	4,069,000	4,028,310
Molina Healthcare, Inc.
5.38% due 11/15/22[1]	1,800,000	1,885,500
4.88% due 06/15/25[1,3]	1,761,000	1,758,799
Spectrum Brands, Inc.
5.75% due 07/15/25[1]	3,445,000	3,540,771

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 19

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† – 72.0% (continued)
Consumer, Non-cyclical – 13.4% (continued)
Magellan Health, Inc.
4.90% due 09/22/24[1]	3,556,000	$ 3,475,990
Ritchie Bros Auctioneers, Inc.
5.38% due 01/15/25[1,3]	3,249,000	3,354,592
Pilgrim’s Pride Corp.
5.75% due 03/15/25[1,3]	2,681,000	2,734,620
Centene Corp.
4.75% due 05/15/22[1]	2,520,000	2,577,733
Weight Watchers International, Inc.
8.63% due 12/01/25[1,3]	2,575,000	2,253,125
Central Garden & Pet Co.
6.13% due 11/15/23[1]	1,419,000	1,489,950
5.13% due 02/01/28[1]	793,000	755,332
Sotheby’s
4.88% due 12/15/25[1,3]	2,210,000	2,165,800
DaVita, Inc.
5.00% due 05/01/25[1]	2,065,000	2,028,222
Nielsen Finance LLC / Nielsen Finance Co.
5.00% due 04/15/22[1,3]	1,716,000	1,713,220
Ortho-Clinical Diagnostics Incorporated / Ortho-Clinical Diagnostics S.A.
6.63% due 05/15/22[1,3]	1,716,000	1,684,897
Land O’ Lakes, Inc.
6.00% due 11/15/22[1,3]	45,000	46,462
Total Consumer, Non-cyclical		78,100,757

Energy – 10.7%
PBF Holding Company LLC / PBF Finance Corp.
7.25% due 06/15/25[1]	3,857,000	3,987,174
Parsley Energy LLC / Parsley Finance Corp.
5.63% due 10/15/27[1,3]	3,861,000	3,967,178
Ascent Resources Utica Holdings LLC / ARU Finance Corp.
7.00% due 11/01/26[1,3]	2,163,000	2,119,740
10.00% due 04/01/22[1,3]	1,673,000	1,836,117
Diamondback Energy, Inc.
5.38% due 05/31/25[1]	3,432,000	3,589,906
PDC Energy, Inc.
5.75% due 05/15/26[1]	3,433,000	3,445,874
Genesis Energy Limited Partnership / Genesis Energy Finance Corp.
6.25% due 05/15/26[1]	3,431,000	3,413,845
Gulfport Energy Corp.
6.00% due 10/15/24[1]	3,430,000	3,024,848

See notes to financial statements.

20 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† – 72.0% (continued)
Energy – 10.7% (continued)
Alliance Resource Operating Partners Limited Partnership / Alliance Resource
Finance Corp.
7.50% due 05/01/25[1,3]	2,859,000	$ 3,009,097
Oasis Petroleum, Inc.
6.25% due 05/01/26[1,3]	3,069,000	2,969,257
Plains All American Pipeline, LP
6.13%[4,5]	3,000,000	2,877,645
SM Energy Co.
6.75% due 09/15/26[1]	2,921,000	2,811,463
Cheniere Corpus Christi Holdings LLC
5.13% due 06/30/27[1]	2,596,000	2,712,820
Summit Midstream Holdings LLC / Summit Midstream Finance Corp.
5.75% due 04/15/25[1]	2,768,000	2,567,320
5.50% due 08/15/22[1]	125,000	124,063
Parkland Fuel Corp.
6.00% due 04/01/26[1,3]	2,573,000	2,630,893
SESI LLC
7.75% due 09/15/24[1]	3,432,000	2,548,260
Southwestern Energy Co.
7.50% due 04/01/26[1]	2,464,000	2,513,280
Continental Resources, Inc.
5.00% due 09/15/22[1]	2,402,000	2,424,230
Nabors Industries, Inc.
5.75% due 02/01/25[1]	2,600,000	2,379,000
Calumet Specialty Products Partners Limited Partnership / Calumet Finance Corp.
7.75% due 04/15/23[1]	2,355,000	2,143,050
Indigo Natural Resources LLC
6.88% due 02/15/26[1,3]	2,000,000	1,865,000
PBF Logistics Limited Partnership / PBF Logistics Finance Corp.
6.88% due 05/15/23[1]	1,565,000	1,607,881
WPX Energy, Inc.
5.25% due 09/15/24[1]	1,352,000	1,402,700
Total Energy		61,970,641

Basic Materials – 9.5%
Alcoa Nederland Holding BV
6.75% due 09/30/24[1,3]	4,000,000	4,250,000
6.13% due 05/15/28[1,3]	3,495,000	3,643,537
FMG Resources August 2006 Pty Ltd.
4.75% due 05/15/22[1,3]	3,434,000	3,476,925
5.13% due 03/15/23[1,3]	2,000,000	2,042,000
Commercial Metals Co.
4.88% due 05/15/23[1]	3,000,000	3,045,000
5.75% due 04/15/26[1]	1,650,000	1,670,625

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 21

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† – 72.0% (continued)
Basic Materials – 9.5% (continued)
First Quantum Minerals Ltd.
6.88% due 03/01/26[3]	3,924,000	$ 3,688,560
7.50% due 04/01/25[3]	800,000	776,000
Big River Steel LLC / BRS Finance Corp.
7.25% due 09/01/25[1,3]	3,676,000	3,922,366
Valvoline, Inc.
5.50% due 07/15/24[1]	2,406,000	2,478,180
4.38% due 08/15/25[1]	1,000,000	975,000
NOVA Chemicals Corp.
4.88% due 06/01/24[1,3]	3,432,000	3,367,650
AK Steel Corp.
7.50% due 07/15/23[1]	3,100,000	3,193,000
Compass Minerals International, Inc.
4.88% due 07/15/24[1,3]	3,281,000	3,108,747
Kaiser Aluminum Corp.
5.88% due 05/15/24[1]	2,853,000	2,959,988
Rayonier AM Products, Inc.
5.50% due 06/01/24[1,3]	2,837,000	2,716,427
Steel Dynamics, Inc.
5.50% due 10/01/24[1]	2,563,000	2,652,705
TPC Group, Inc.
8.75% due 12/15/20[1,3]	2,243,000	2,228,981
Tronox Finance plc
5.75% due 10/01/25[1,3]	1,930,000	1,891,400
Tronox, Inc.
6.50% due 04/15/26[1,3]	1,785,000	1,807,313
New Gold, Inc.
6.38% due 05/15/25[1,3]	1,716,000	1,389,960
Total Basic Materials		55,284,364

Communications – 7.6%
Sprint Corp.
7.88% due 09/15/23[1]	3,558,000	3,715,264
7.63% due 02/15/25[1]	3,483,000	3,526,538
Sirius XM Radio, Inc.
5.38% due 04/15/25[1,3]	5,000,000	5,143,750
5.38% due 07/15/26[1,3]	1,716,000	1,771,770
CenturyLink, Inc.
7.50% due 04/01/24[1]	3,432,000	3,693,690
6.45% due 06/15/21[1]	1,585,000	1,656,325
Charter Communications Operating LLC / Charter Communications Operating Capital
4.91% due 07/23/25[1]	4,745,000	5,032,211
Inmarsat Finance plc
6.50% due 10/01/24[1,3]	3,320,000	3,494,300

See notes to financial statements.

22 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† – 72.0% (continued)
Communications – 7.6% (continued)
Entercom Media Corp.
7.25% due 11/01/24[1,3]	3,136,000	$ 3,261,440
DISH DBS Corp.
5.13% due 05/01/20[1]	1,716,000	1,731,015
7.75% due 07/01/26[1]	1,591,000	1,427,923
Frontier Communications Corp.
7.63% due 04/15/24	3,003,000	1,674,172
8.50% due 04/01/26[1,3]	859,000	811,755
MDC Partners, Inc.
6.50% due 05/01/24[1,3]	2,659,000	2,260,150
Altice France S.A.
8.13% due 02/01/27[1,3]	1,800,000	1,885,500
Tribune Media Co.
5.88% due 07/15/22[1]	1,638,000	1,669,122
Cincinnati Bell, Inc.
8.00% due 10/15/25[1,3]	1,715,000	1,573,512
Total Communications		44,328,437

Industrial – 6.4%
Energizer Holdings, Inc.
7.75% due 01/15/27[1,3]	3,410,000	3,704,112
6.38% due 07/15/26[1,3]	3,000,000	3,104,063
MasTec, Inc.
4.88% due 03/15/23[1]	4,715,000	4,779,831
Louisiana-Pacific Corp.
4.88% due 09/15/24[1]	3,779,000	3,816,790
Navios Maritime Acquisition Corporation / Navios Acquisition Finance US, Inc.
8.13% due 11/15/21[1,3]	4,443,000	3,709,905
WESCO Distribution, Inc.
5.38% due 06/15/24[1]	3,433,000	3,531,699
Ball Corp.
4.38% due 12/15/20[1]	3,432,000	3,496,350
SPX FLOW, Inc.
5.63% due 08/15/24[1,3]	2,000,000	2,055,000
5.88% due 08/15/26[1,3]	859,000	884,770
TransDigm, Inc.
6.00% due 07/15/22[1]	2,558,000	2,599,567
Triumph Group, Inc.
4.88% due 04/01/21[1]	2,550,000	2,524,500
Mueller Water Products, Inc.
5.50% due 06/15/26[1,3]	1,899,000	1,936,980
Navios Maritime Holdings, Inc. / Navios Maritime Finance II US, Inc.
7.38% due 01/15/22[3]	1,717,000	1,133,220
Total Industrial		37,276,787

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 23

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2019

	Face
	Amount~	Value
CORPORATE BONDS†† – 72.0% (continued)
Technology – 4.8%
Amkor Technology, Inc.
6.63% due 09/15/27[1,3]	6,433,000	$ 6,567,691
Seagate HDD Cayman
4.75% due 01/01/25[1]	3,407,000	3,333,007
4.88% due 03/01/24[1]	2,000,000	2,006,725
NCR Corp.
5.00% due 07/15/22[1]	5,000,000	5,031,250
Infor US, Inc.
6.50% due 05/15/22[1]	4,000,000	4,086,240
West Corp.
8.50% due 10/15/25[1,3]	3,203,000	2,838,659
Dell, Inc.
5.88% due 06/15/19[1]	2,632,000	2,641,870
First Data Corp.
5.38% due 08/15/23[1,3]	1,141,000	1,169,411
Total Technology		27,674,853

Financial – 3.3%
Credit Acceptance Corp.
6.63% due 03/15/26[1,3]	2,920,000	3,080,600
7.38% due 03/15/23[1]	655,000	680,381
Navient Corp.
8.00% due 03/25/20[1]	3,008,000	3,124,560
CoreCivic, Inc.
4.63% due 05/01/23[1]	2,828,000	2,758,148
Radian Group, Inc.
7.00% due 03/15/21	2,575,000	2,745,594
CIT Group, Inc.
5.00% due 08/15/22[1]	2,575,000	2,684,438
Alliance Data Systems Corp.
5.38% due 08/01/22[3]	2,000,000	2,037,500
Fidelity & Guaranty Life Holdings, Inc.
5.50% due 05/01/25[1,3]	1,736,000	1,762,040
Total Financial		18,873,261
Total Corporate Bonds
(Cost $413,869,760)		418,045,173

CONVERTIBLE BONDS†† – 66.9%
Technology – 15.8%
Microchip Technology, Inc.
1.63% due 02/15/27[1]	8,712,000	11,324,388
Lumentum Holdings, Inc.
0.25% due 03/15/24[1]	5,500,000	6,858,880
Nutanix, Inc.
due 01/15/23[1,6]	5,366,000	6,138,441

See notes to financial statements.

24 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.9% (continued)
Technology – 15.8% (continued)
Splunk, Inc.
0.50% due 09/15/23[1,3]	5,105,000	$ 5,826,146
Western Digital Corp.
1.50% due 02/01/24[1,3]	5,000,000	4,473,104
ON Semiconductor Corp.
1.63% due 10/15/23[1]	3,326,000	4,375,519
STMicroelectronics N.V.
0.25% due 07/03/24	3,800,000	4,351,950
Akamai Technologies, Inc.
0.13% due 05/01/25[1,3]	4,041,000	4,287,611
New Relic, Inc.
0.50% due 05/01/23[1,3]	3,406,000	3,988,709
Rapid7, Inc.
1.25% due 08/01/23[3]	2,721,000	3,946,861
Workday, Inc.
0.25% due 10/01/22[1]	2,290,000	3,410,339
Cypress Semiconductor Corp.
4.50% due 01/15/22[1]	2,400,000	3,351,509
Pure Storage, Inc.
0.13% due 04/15/23[1]	3,017,000	3,345,674
Pluralsight, Inc.
0.38% due 03/01/24[1,3]	2,399,000	2,740,340
DocuSign, Inc.
0.50% due 09/15/23[1,3]	2,376,000	2,570,559
Teradyne, Inc.
1.25% due 12/15/23[1]	1,517,000	2,490,406
ams AG
0.88% due 09/28/22[1]	2,400,000	2,043,000
NXP Semiconductors N.V.
1.00% due 12/01/19[1]	1,572,000	1,742,010
ServiceNow, Inc.
due 06/01/22[1,6]	784,000	1,588,571
Bilibili, Inc.
1.38% due 04/01/26[1,3]	1,573,000	1,556,710
Intel Corp.
3.25% due 08/01/39[1]	573,000	1,432,368
Nuance Communications, Inc.
1.25% due 04/01/25[1]	1,418,000	1,410,414
Envestnet, Inc.
1.75% due 06/01/23[1,3]	1,131,000	1,366,668
Lenovo Group Ltd.
3.38% due 01/24/24	1,150,000	1,355,158
Guidewire Software, Inc.
1.25% due 03/15/25[1]	1,147,000	1,310,763

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 25

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.9% (continued)
Technology – 15.8% (continued)
CSG Systems International, Inc.
4.25% due 03/15/36[1]	1,033,000	$ 1,105,894
LivePerson, Inc.
0.75% due 03/01/24[1,3]	959,000	993,812
Tabula Rasa HealthCare, Inc.
1.75% due 02/15/26[1,3]	833,000	868,126
Evolent Health, Inc.
1.50% due 10/15/25[3]	968,000	799,213
Verint Systems, Inc.
1.50% due 06/01/21[1]	682,000	766,989
Benefitfocus, Inc.
1.25% due 12/15/23	217,000	225,574
Total Technology		92,045,706

Consumer, Non-cyclical – 12.6%
Jazz Investments I Ltd.
1.50% due 08/15/24[1]	6,446,000	6,147,873
Herbalife Nutrition Ltd.
2.63% due 03/15/24[1]	5,500,000	5,784,931
Intercept Pharmaceuticals, Inc.
3.25% due 07/01/23[1]	6,048,000	5,659,212
Illumina, Inc.
0.50% due 06/15/21[1]	2,193,000	3,009,893
due 08/15/23[1,3,6]	984,000	1,065,574
Square, Inc.
0.50% due 05/15/23[1,3]	3,331,000	3,985,440
J Sainsbury plc
2.88% due 12/29/49[5]	GBP 3,000,000	3,965,000
Insulet Corp.
1.38% due 11/15/24[1,3]	2,924,000	3,339,035
BioMarin Pharmaceutical, Inc.
1.50% due 10/15/20[1]	2,914,000	3,274,608
Wright Medical Group, Inc.
1.63% due 06/15/23[1,3]	2,980,000	3,247,902
DexCom, Inc.
0.75% due 12/01/23[1,3]	3,007,000	3,138,559
Teladoc Health, Inc.
1.38% due 05/15/25[1,3]	2,355,000	3,118,075
Exact Sciences Corp.
0.38% due 03/15/27[1]	2,745,000	3,096,905
Euronet Worldwide, Inc.
0.75% due 03/15/49[1,3]	2,270,000	2,539,224
1.50% due 10/01/44[1]	95,000	194,456

See notes to financial statements.

26 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.9% (continued)
Consumer, Non-cyclical – 12.6% (continued)
NuVasive, Inc.
2.25% due 03/15/21[1]	2,022,000	$ 2,327,884
Chegg, Inc.
0.13% due 03/15/25[1,3]	1,936,000	1,860,980
Ionis Pharmaceuticals, Inc.
1.00% due 11/15/21	1,442,000	1,857,333
Ligand Pharmaceuticals, Inc.
0.75% due 05/15/23[1,3]	2,112,000	1,840,782
Neurocrine Biosciences, Inc.
2.25% due 05/15/24[1]	1,496,000	1,809,167
QIAGEN N.V.
0.50% due 09/13/23[1]	1,200,000	1,331,100
Supernus Pharmaceuticals, Inc.
0.63% due 04/01/23[1]	1,202,000	1,217,900
Horizon Pharma Investment Ltd.
2.50% due 03/15/22[1]	1,003,000	1,129,002
Anthem, Inc.
2.75% due 10/15/42[1]	297,000	1,081,822
Sarepta Therapeutics, Inc.
1.50% due 11/15/24[1]	552,000	986,700
CONMED Corp.
2.63% due 02/01/24[1,3]	896,000	982,497
Insmed, Inc.
1.75% due 01/15/25[1]	918,000	958,736
Nipro Corp.
due 01/29/21[1,6]	JPY 90,000,000	882,057
Flexion Therapeutics, Inc.
3.38% due 05/01/24[1]	1,019,000	856,685
GMO Payment Gateway, Inc.
due 06/19/23[6]	JPY 70,000,000	831,588
Carrefour S.A.
due 03/27/24[1,6]	800,000	772,800
Top Glove Labuan Ltd.
2.00% due 03/01/24	675,000	677,416
Retrophin, Inc.
2.50% due 09/15/25[1]	513,000	455,962
Total Consumer, Non-cyclical		73,427,098

Communications – 11.9%
Weibo Corp.
1.25% due 11/15/22[1]	8,445,000	8,040,016
Liberty Media Corp.
1.38% due 10/15/23	4,138,000	4,843,115
2.25% due 12/01/48[1,3]	2,372,000	2,680,529

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 27

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.9% (continued)
Communications – 11.9% (continued)
Ctrip.com International Ltd.
1.00% due 07/01/20[1]	5,460,000	$ 5,610,150
1.99% due 07/01/25[1]	1,541,000	1,732,315
Booking Holdings, Inc.
0.35% due 06/15/20[1]	2,555,000	3,658,864
0.90% due 09/15/21[1]	2,042,000	2,331,513
Palo Alto Networks, Inc.
0.75% due 07/01/23[1,3]	5,254,000	5,981,467
iQIYI, Inc.
2.00% due 04/01/25[1,3]	5,050,000	5,145,799
Zillow Group, Inc.
1.50% due 07/01/23[1]	4,000,000	3,665,602
2.00% due 12/01/21[1]	904,000	918,125
Twitter, Inc.
0.25% due 06/15/24[1,3]	4,294,000	4,346,450
DISH Network Corp.
3.38% due 08/15/26[1]	4,343,000	3,994,746
Viavi Solutions, Inc.
1.00% due 03/01/24[1]	3,080,000	3,603,853
FireEye, Inc.
0.88% due 06/01/24[1,3]	3,216,000	3,239,665
Zendesk, Inc.
0.25% due 03/15/23[1]	1,791,000	2,702,637
GCI Liberty, Inc.
1.75% due 09/30/46[1,3]	2,192,000	2,477,440
Quotient Technology, Inc.
1.75% due 12/01/22[1]	1,324,000	1,234,892
Twilio, Inc.
0.25% due 06/01/23[1,3]	550,000	1,102,694
8x8, Inc.
0.50% due 02/01/24[1,3]	843,000	951,157
IAC FinanceCo, Inc.
0.88% due 10/01/22[1,3]	600,000	933,375
Etsy, Inc.
due 03/01/23[1,6]	109,000	212,618
Total Communications		69,407,022

Industrial – 7.6%
Atlas Air Worldwide Holdings, Inc.
1.88% due 06/01/24[1]	5,249,000	5,518,802
KBR, Inc.
2.50% due 11/01/23[1,3]	3,007,000	3,287,003
Airbus SE
due 06/14/21[1,6]	EUR 1,500,000	1,904,010
due 07/01/22[1,6]	EUR 900,000	1,317,746

See notes to financial statements.

28 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.9% (continued)
Industrial – 7.6% (continued)
Dycom Industries, Inc.
0.75% due 09/15/21[1]	2,790,000	$ 2,646,603
Fortive Corp.
0.88% due 02/15/22[1,3]	2,452,000	2,593,051
Scorpio Tankers, Inc.
3.00% due 05/15/22	2,575,000	2,535,652
Siemens Financieringsmaatschappij N.V.
1.65% due 08/16/19[1]	2,000,000	2,181,000
China Railway Construction Corporation Ltd.
due 01/29/21[1,6]	2,000,000	2,155,886
Vinci S.A.
0.38% due 02/16/22[1]	1,600,000	1,822,214
Larsen & Toubro Ltd.
0.68% due 10/22/19	1,800,000	1,781,969
Asia Cement Corp.
due 09/21/23[6]	1,627,000	1,761,227
Vishay Intertechnology, Inc.
2.25% due 06/15/25[1,3]	1,666,000	1,603,435
Sika A.G.
0.15% due 06/05/25	CHF 1,480,000	1,595,222
OSI Systems, Inc.
1.25% due 09/01/22	1,400,000	1,457,194
Golar LNG Ltd.
2.75% due 02/15/22	1,500,000	1,410,000
Chart Industries, Inc.
1.00% due 11/15/24[1,3]	809,000	1,295,701
MINEBEA MITSUMI, Inc.
due 08/03/22[6]	JPY 120,000,000	1,277,019
Taiwan Cement Corp.
due 12/10/23[6]	1,100,000	1,239,664
Greenbrier Companies, Inc.
2.88% due 02/01/24[1]	1,078,000	1,088,234
Air Transport Services Group, Inc.
1.13% due 10/15/24[1]	1,015,000	1,016,903
CRRC Corporation Ltd.
due 02/05/21[1,6]	1,000,000	1,012,500
OSG Corp.
due 04/04/22[6]	JPY 50,000,000	633,142
Buzzi Unicem SpA
1.38% due 07/17/19[1]	EUR 400,000	547,982
II-VI, Inc.
0.25% due 09/01/22[1]	241,000	263,794
Total Industrial		43,945,953

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 29

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.9% (continued)
Financial – 6.2%
AXA S.A.
7.25% due 05/15/21[1,3]	5,122,000	$ 5,588,486
IH Merger Sub LLC
3.50% due 01/15/22[1]	3,834,000	4,456,872
Redwood Trust, Inc.
4.75% due 08/15/23[1]	4,000,000	3,863,280
PRA Group, Inc.
3.50% due 06/01/23[1]	2,110,000	1,951,907
3.00% due 08/01/20[1]	1,500,000	1,440,236
SBI Holdings, Inc.
due 09/13/23[6]	JPY 300,000,000	2,881,942
Colony Capital, Inc.
3.88% due 01/15/21[1]	1,909,000	1,825,577
5.00% due 04/15/23[1]	370,000	349,139
Deutsche Wohnen SE
0.33% due 07/26/24[1]	EUR 1,800,000	2,171,703
Poseidon Finance 1 Ltd.
due 02/01/25[6]	2,124,000	2,079,005
IMMOFINANZ AG
1.50% due 01/24/24[1]	EUR 1,300,000	1,712,728
Blackstone Mortgage Trust, Inc.
4.75% due 03/15/23[1]	1,483,000	1,518,221
BofA Finance LLC
0.25% due 05/01/23[1]	1,523,000	1,513,481
Aurelius SE
1.00% due 12/01/20[1]	EUR 1,200,000	1,429,902
Credit Agricole S.A.
due 10/03/19[1,6]	EUR 13,100	1,125,099
Cindai Capital Ltd.
due 02/08/23[6]	800,000	804,250
LEG Immobilien AG
0.88% due 09/01/25[1]	EUR 600,000	772,093
ADO Properties S.A.
1.25% due 11/23/23	EUR 300,000	363,434
Total Financial		35,847,355

Consumer, Cyclical – 5.9%
Meritor, Inc.
3.25% due 10/15/37[1]	5,032,000	5,199,666
Caesars Entertainment Corp.
5.00% due 10/01/24[1]	2,806,000	4,160,092
Huazhu Group Ltd.
0.38% due 11/01/22[1]	2,301,000	2,676,688
Marriott Vacations Worldwide Corp.
1.50% due 09/15/22[1]	2,542,000	2,500,978

See notes to financial statements.

30 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.9% (continued)
Consumer, Cyclical – 5.9% (continued)
Zhongsheng Group Holdings Ltd.
due 05/23/23[6]	HKD 19,000,000	$ 2,457,697
Guess?, Inc.
2.00% due 04/15/24[1,3]	1,982,000	2,067,999
Harvest International Co.
due 11/21/22[6]	HKD 16,000,000	2,067,376
RH
due 07/15/20[1,6]	1,023,000	1,132,543
due 06/15/23[1,3,6]	858,000	746,686
Cie Generale des Etablissements Michelin SCA
due 01/10/22[1,6]	1,800,000	1,840,950
Sony Corp.
due 09/30/22[6]	JPY 147,000,000	1,638,282
Tesla, Inc.
1.25% due 03/01/21[1]	1,608,000	1,581,336
LVMH Moet Hennessy Louis Vuitton SE
due 02/16/21[1,6]	3,181	1,324,286
Yamada Denki Company Ltd.
due 06/28/19[6]	JPY 140,000,000	1,295,425
Adidas AG
0.05% due 09/12/23[1]	EUR 800,000	992,089
EZCORP, Inc.
2.38% due 05/01/25[3]	1,025,000	967,295
Suzuki Motor Corp.
due 03/31/23[6]	JPY 80,000,000	907,753
GOL Equity Finance S.A.
3.75% due 07/15/24[1,3]	900,000	796,285
Total Consumer, Cyclical		34,353,426

Energy – 3.3%
Oasis Petroleum, Inc.
2.63% due 09/15/23[1]	3,063,000	2,936,293
Transocean, Inc.
0.50% due 01/30/23[1]	2,326,000	2,496,118
Whiting Petroleum Corp.
1.25% due 04/01/20[1]	2,558,000	2,489,314
TOTAL S.A.
0.50% due 12/02/22[1]	2,000,000	2,125,100
RAG-Stiftung
due 02/18/21[1,6]	EUR 800,000	915,541
due 10/02/24[1,6]	EUR 700,000	785,799
BP Capital Markets plc
1.00% due 04/28/23[1]	GBP 1,000,000	1,683,964
Chesapeake Energy Corp.
5.50% due 09/15/26	1,549,000	1,408,558

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 31

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
CONVERTIBLE BONDS†† – 66.9% (continued)
Energy – 3.3% (continued)
Helix Energy Solutions Group, Inc.
4.13% due 09/15/23[1]	1,094,000	$ 1,222,545
Eni SpA
due 04/13/22[1,6]	EUR 900,000	1,065,618
Oil States International, Inc.
1.50% due 02/15/23[1]	934,000	841,184
Technip S.A.
0.88% due 01/25/21[1]	EUR 700,000	840,189
Kunlun Energy Company Ltd.
1.63% due 07/25/19	CNY 3,000,000	548,997
Total Energy		19,359,220

Basic Materials – 2.6%
Brenntag Finance BV
1.88% due 12/02/22[1]	4,000,000	3,890,000
Toray Industries, Inc.
due 08/31/21[1,6]	JPY 330,000,000	3,227,870
Cleveland-Cliffs, Inc.
1.50% due 01/15/25[1]	1,299,000	1,791,118
Osisko Gold Royalties Ltd.
4.00% due 12/31/22	CAD 2,300,000	1,779,422
Glencore Funding LLC
due 03/27/25[1,6]	1,400,000	1,297,800
Mitsubishi Chemical Holdings Corp.
due 03/29/24[1,6]	JPY 130,000,000	1,174,489
Angang Steel Company Ltd.
due 05/25/23[6]	HKD 7,000,000	865,960
Pretium Resources, Inc.
2.25% due 03/15/22	837,000	774,225
Total Basic Materials		14,800,884

Utilities – 1.0%
CenterPoint Energy, Inc.
4.52% due 09/15/29	55,481	2,624,806
China Yangtze Power International BVI 1 Ltd.
due 11/09/21[1,6]	1,775,000	1,941,431
NRG Energy, Inc.
2.75% due 06/01/48[1,3]	840,000	947,490
Total Utilities		5,513,727
Total Convertible Bonds
(Cost $368,340,212)		388,700,391

See notes to financial statements.

32 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued		April 30, 2019

	Face
	Amount~	Value
SENIOR FLOATING RATE INTERESTS††,7 – 1.6%
Consumer, Cyclical – 0.9%
PetSmart, Inc.
5.28% (3 Month USD LIBOR + 3.00%, Rate Floor: 1.00%) due 03/11/22	3,898,477	$ 3,771,776
Alterra Mountain Co.
5.59% (3 Month USD LIBOR + 3.00%, Rate Floor: 0.00%) due 07/31/24	1,874,275	1,864,904
Total Consumer, Cyclical		5,636,680

Communications – 0.5%
Sprint Communications, Inc.
5.00% (3 Month USD LIBOR + 2.50%, Rate Floor: 0.75%) due 02/02/24	2,940,000	2,859,150

Financial – 0.2%
Refinitiv (Financial & Risk Us Holdings, Inc.)
6.25% (3 Month USD LIBOR + 3.75%, Rate Floor: 0.00%) due 10/01/25	997,500	988,565
Total Senior Floating Rate Interests
(Cost $9,721,944)		9,484,395
Total Investments – 166.0%
(Cost $937,772,635)		$ 964,645,017
Other Assets & Liabilities, net – (66.0)%		(383,571,728)
Total Net Assets – 100.0%		$ 581,073,289

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS††
						Unrealized
			Settlement	Settlement	Value at	Appreciation
Counterparty	Contracts to Sell	Currency	Date	Value	April 30, 2019	(Depreciation)
Bank of New York Mellon	14,458,188	EUR	06/14/19	$16,397,216	$16,268,004	$129,212
Bank of New York Mellon	1,494,552,000	JPY	06/14/19	13,534,603	13,470,201	64,402
Bank of New York Mellon	2,586,129	CHF	06/14/19	2,586,983	2,549,272	37,711
Bank of New York Mellon	8,458,146	GBP	06/14/19	11,070,773	11,053,748	17,025
Bank of New York Mellon	2,307,176	CAD	06/14/19	1,724,429	1,717,160	7,269
Bank of New York Mellon	143,710,000	JPY	06/14/19	1,290,661	1,295,239	(4,578)
						$251,041

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 33

PORTFOLIO OF INVESTMENTS (Unaudited) continued						April 30, 2019

						Unrealized
			Settlement	Settlement	Value at	Appreciation
Counterparty	Contracts to Buy	Currency	Date	Value	April 30, 2019	(Depreciation)
Bank of New York Mellon	143,710,000	JPY	05/07/19	$1,286,802	$1,291,114	$ 4,312
Bank of New York Mellon	970,876	CHF	06/14/19	955,869	957,039	1,170
Bank of New York Mellon	200,000	GBP	06/14/19	261,520	261,375	(145)
Bank of New York Mellon	323,000	EUR	06/14/19	366,021	363,432	(2,589)
						$ 2,748

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 6.
††	Value determined based on Level 2 inputs — See Note 6.
1
All or a portion of this securities have been physically segregated in connection with the margin loan and reverse repurchase agreements. As of April 30, 2019, the total value of securities segregated was $788,420,204.

2	Rate indicated is the 7-day yield as of April 30, 2019.
3
Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $320,037,792 (cost $307,570,335), or 55.1% of total net assets.

4	Perpetual maturity.
5	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
6	Zero coupon rate security.
7
Variable rate security. Rate indicated is the rate effective at April 30, 2019. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.

ADR CAD CHF CNY EUR GBP HKD JPY LIBOR plc REIT	American Depositary Receipt Canadian Dollar Swiss Franc Chinese Yuan Euro British Pound Hong Kong Dollar Japanese Yen London Interbank Offered Rate Public Limited Company Real Estate Investment Trust

See Sector Classification in Other Information section.
See notes to financial statements.

34 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

PORTFOLIO OF INVESTMENTS (Unaudited) continued	April 30, 2019

The following table summarizes the inputs used to value the Fund’s investments at April 30, 2019 (See Note 6 in the Notes to Financial Statements):
		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Assets)	Prices	Inputs	Inputs	Total
Common Stocks	$54,694,741	$—	$—	$54,694,741
Convertible Preferred Stocks	66,709,103	—	—	66,709,103
Money Market Fund	27,011,214	—	—	27,011,214
Corporate Bonds	—	418,045,173	—	418,045,173
Convertible Bonds	—	388,700,391	—	388,700,391
Senior Floating Rate Interests	—	9,484,395	—	9,484,395
Forward Foreign Currency
Exchange Contracts*	—	261,101	—	261,101
Total Assets	$148,415,058	$816,491,060	$—	$964,906,118

		Level 2	Level 3
	Level 1	Significant	Significant
	Quoted	Observable	Unobservable
Investments in Securities (Liabilities)	Prices	Inputs	Inputs	Total
Forward Foreign Currency
Exchange Contracts*	$—	$7,312	$—	$7,312

* This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed portfolio for the breakdown of investment type by industry category.
The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $177,017,437 are categorized as Level 2 within the disclosure hierarchy.
See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 35

STATEMENT OF ASSETS AND LIABILITIES (Unaudited)	April 30, 2019

ASSETS:
Investments, at value (cost $937,772,635)	$964,645,017
Foreign currency, at value	6
Cash	22,227
Unrealized appreciation on forward foreign currency exchange contracts	261,101
Receivables:
Interest	8,133,141
Investments sold	6,054,973
Dividends	438,000
Tax reclaims	65,038
Other assets	131,873
Total assets	979,751,376
LIABILITIES:
Margin Loan	210,000,000
Reverse repurchase agreements	177,017,437
Interest payable on the margin loan	23,862
Unrealized depreciation on forward currency exchange contracts	7,312
Payable for:
Investments purchased	10,262,644
Investment advisory fees	427,675
Professional fees	411,359
Servicing fees	166,399
Other liabilities	361,399
Total liabilities	398,678,087
NET ASSETS	$581,073,289
NET ASSETS CONSIST OF:
Common stock, $0.001 par value per share; unlimited number of shares authorized,
34,525,222 shares issued and outstanding	$34,525
Additional paid-in capital	$605,456,184
Total distributable earnings (loss)	(24,417,420)
NET ASSETS	$581,073,289
Shares outstanding ($0.001 par value with unlimited amount authorized)	34,525,222
Net asset value	$16.83

See notes to financial statements.

36 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF OPERATIONS	April 30, 2019
For the Six Months Ended April 30, 2019 (Unaudited)

INVESTMENT INCOME:
Interest	$16,334,982
Dividends (net of foreign taxes withholding $36,005)	3,111,542
Total investment income	19,446,524
EXPENSES:
Interest expense	7,133,650
Investment advisory fees	2,518,552
Servicing fees	979,437
Trustees’ fees and expenses*	250,325
Professional fees	218,914
Administration fees	89,795
Fund accounting fees	80,428
Insurance	125,746
Printing fees	52,567
Custodian fees	23,822
Registration and filing fees	16,927
Transfer agent fees	11,633
Other expenses	15,111
Total expenses	11,516,907
Net investment income	7,929,617
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(5,643,548)
Foreign currency transactions	72,599
Forward foreign currency contracts	981,498
Written options	(87,304)
Net realized loss	(4,676,755)
Net change in unrealized appreciation (depreciation) on:
Investments	43,216,318
Foreign currency translations	5,236
Forward foreign currency contracts	(643,357)
Written options	80,345
Net change in unrealized appreciation (depreciation)	42,658,542
Net realized and unrealized gain	37,981,787
Net increase in net assets resulting from operations	$45,911,404
* Relates to Trustees not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 37

STATEMENTS OF CHANGES IN NET ASSETS	April 30, 2019

	Period Ended
	April 30, 2019	Year Ended
	(Unaudited)	October 31, 2018
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,929,617	$11,487,807
Net realized gain (loss) on investments	(4,676,755)	24,129,828
Net change in unrealized appreciation (depreciation)
on investments	42,658,542	(51,825,603)
Net increase (decrease) in net assets resulting from operations	45,911,404	(16,207,968)
Distributions to shareholders	(24,278,136)	(13,035,462)
Return of capital	—	(18,468,343)
SHAREHOLDER TRANSACTIONS:
Net proceeds from the issuance of shares due to merger	—	253,762,759 [a]
Net increase in net assets resulting from shareholder transactions	—	253,762,759
Net increase in net assets	21,633,268	206,050,986
NET ASSETS:
Beginning of period	559,440,021	353,389,035
End of period	$581,073,289	$559,440,021
a Fund merger – See Note 11

See notes to financial statements.

38 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

STATEMENT OF CASH FLOWS	April 30, 2019
For the Six Months Ended April 30, 2019 (Unaudited)

Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$45,911,404
Adjustments to Reconcile Net Increase in Net Assets Resulting from Operations to
Net Cash Provided by Operating and Investing Activities:
Net change in unrealized (appreciation) depreciation on investments	(43,216,318)
Net change in unrealized (appreciation) depreciation on forward foreign
currency exchange contracts	643,357
Net change in unrealized (appreciation) depreciation on written options	(80,345)
Net realized loss on investments	5,643,548
Net realized loss on written options	87,304
Purchase of long-term investments	(586,062,522)
Proceeds from sale of long-term investments	597,407,697
Net proceeds from sale of short-term investments	3,156,651
Net accretion of discount and amortization of premium	(492,506)
Premiums received on written options	237,979
Cost of closing written options	(733,078)
Corporate actions and other payments	87,370
Decrease in dividends receivable	192,970
Increase in interest receivable	(622,145)
Decrease in investments sold receivable	13,860,183
Decrease in tax reclaims receivable	218,417
Decrease in other assets	125,628
Decrease in due to custodian	(858,165)
Decrease in investments purchased payable	(11,181,793)
Decrease in interest payable on the margin loan	(2,415)
Decrease in investment advisory fees payable	(14,315)
Increase in professional fees payable	39,372
Decrease in servicing fees payable	(5,567)
Decrease in other liabilities payable	(42,342)
Net Cash Provided by Operating and Investing Activities	24,300,369
Cash Flows From Financing Activities:
Distributions to common shareholders	(24,278,136)
Payments made on margin loan	(25,000,000)
Proceeds from reverse repurchase agreements	25,000,000
Net Cash Used in Financing Activities	(24,278,136)
Net increase in cash	22,233
Cash at Beginning of Period	—
Cash at End of Period (including foreign currency)	$22,233
Supplemental Disclosure of Cash Flow Information:
Cash paid during the period for interest	$7,133,618

See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 39

FINANCIAL HIGHLIGHTS	April 30, 2019

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2019	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2018	2017	2016	2015	2014
Per Share Data:
Net asset value, beginning of period	$ 16.20	$ 17.63	$ 16.26	$ 17.11	$ 19.00	$ 19.76
Income from investment operations:
Net investment income(a)	0.23	0.51	0.69	0.75	0.65	0.71
Net gain (loss) on investments (realized and unrealized)	1.10	(0.54)	1.86	(0.47)	(1.41)	(0.34)
Total from investment operations	1.33	(0.03)	2.55	0.28	(0.76)	0.37
Less distributions from:
Net investment income	(0.70)	(0.58)	(0.75)	(0.74)	(0.76)	(1.13)
Return of capital	—	(0.82)	(0.49)	(0.39)	(0.37)	—
Total distributions to shareholders	(0.70)	(1.40)	(1.24)	(1.13)	(1.13)	(1.13)
Increase resulting from tender offer and repurchase of
Common Shares (Note 12)	—	—	0.06	—	—	—
Net asset value, end of period	$ 16.83	$ 16.20	$ 17.63	$ 16.26	$ 17.11	$ 19.00
Market value, end of period	$ 14.99	$ 13.93	$ 16.09	$ 14.01	$ 14.13	$ 17.34
Total Return(b)
Net asset value	8.51%	(0.34%)	16.55%	1.94%	(4.20%)	1.73%
Market value	13.04%	(5.22%)	24.20%	7.57%	(12.57%)	3.49%
Ratios/Supplemental Data:
Net assets, end of period (in thousands)	$ 581,073	$ 559,440	$ 353,389	$ 383,513	$ 403,555	$ 448,033

See notes to financial statements.

40 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FINANCIAL HIGHLIGHTS continued	April 30, 2019

	Period Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2019	October 31,	October 31,	October 31,	October 31,	October 31,
	(Unaudited)	2018	2017	2016	2015	2014
Ratio to average net assets of:
Net investment income	2.89%(e)	2.93%	4.04%	4.66%	3.56%	3.58%
Total expenses (c),(d)	4.20%(e)	3.87%	2.72%	2.92%	2.48%	2.32%
Portfolio turnover rate	64%	121%	110%	98%	117%	264%
Senior Indebtness
Margin loan outstanding (in thousands)(f)	$ 210,000	$ 235,000	$ 227,000	$ 262,000	$ 262,000	$ 262,000
Asset coverage per $1,000 of indebtedness(g)	$ 3,767	$ 3,381	$ 2,557	$ 2,464	$ 2,540	$ 2,710

(a)     Based on average shares outstanding.
(b)     Total Return is calculated assuming a purchase of a common share at the beginning of the period and a sale on the last day of the period reported at the net asset value (“NAV”) or market price per share. Dividends and distributions are assumed to be reinvested at NAV for NAV returns or the prices obtained under the Fund’s Dividend Reinvestment Plan for market value returns. Total return does not reflect brokerage commissions.
(c)     Expense ratio does not reflect the fees and expenses incurred directly by the fund as a result of its investment in shares of business development companies. If these fees were included in the expense ratio, the increase to the expense ratios would be approximately 0.00%, 0.00%, 0.00%, 0.01%, 0.01%, and 0.08% for the period ended April 30, 2019 and the years ended October 31, 2018, 2017, 2016, 2015 and 2014.
(d)     Excluding interest expense, the operating expense ratios for the periods shown below would be:
		Year Ended October 31,
April 30, 2019	2018	2017	2016	2015
1.60%	1.62%	1.49%	1.52%	1.42%

(e)     Annualized
(f)      Commencing on October 31, 2018, as a result of the Fund having earmarked or segregated cash or liquid securities to collateralize the reverse repurchase agreement transactions or otherwise having covered the transactions, in accordance with releases and interpretive letters issued by the Securities and Exchange Commission (the “SEC”), the Fund does not treat its obligations under such transactions as senior securities representing indebtedness for purposes of the 1940 Act.
(g)     Calculated by subtracting the Fund’s total liabilities (not including the margin loan) from the Fund’s total assets and dividing by the margin loan.
See notes to financial statements.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 41

NOTES TO FINANCIAL STATEMENTS (Unaudited)	April 30, 2019

Note 1 – Organization
Advent Claymore Convertible Securities and Income Fund (the “Fund”) was organized as a Delaware statutory trust on February 19, 2003. The Fund is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended.
The Fund’s investment objective is to provide total return through a combination of capital appreciation and current income. The Fund pursues its investment objective by investing at least 80% of its managed assets in a diversified portfolio of convertible securities and non-convertible income producing securities.
Note 2 – Significant Accounting Policies
The Fund operates as an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.
The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Fund. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.
(a) Valuation of Investments
The Board of Trustees of the Fund (the “Board”) has adopted policies and procedures for the valuation of the Fund’s investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Fund’s securities and/or other assets.
Valuations of the Fund’s securities are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Fund’s officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.
If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sale price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on a given day, the security is valued at the mean of the closing bid and asked prices.

42 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2019

Open-end investment companies are valued at their net asset value (“NAV”) as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.
Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the NYSE. The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee is authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.
Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value. Money market funds are valued at their NAV. Repurchase agreements are valued at amortized cost, provided such amounts approximate market value.
Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes. If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.
Listed options are valued at the Official Settlement Price listed in by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter (“OTC”) options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.
Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.
Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value”. Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasuries, and other information analysis.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 43

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2019

(b) Investment Transactions and Investment Income
Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Dividend income is recorded net of applicable withholding taxes on the ex-dividend date and interest income is recorded on an accrual basis. Discounts or premiums on debt securities purchased are accreted or amortized to interest income over the lives of the respective securities using the effective interest method.
(c) Convertible Securities
The Fund invests in convertible securities, preferred stocks and fixed-income securities which are convertible into common stock. Convertible securities may be converted either at a stated price or rate within a specified period of time into a specified number of shares of common stock. Most commonly, convertible securities have paid dividends or interest greater than on the related common stocks, but less than fixed income non-convertible securities. By investing in a convertible security, the Fund may participate in any capital appreciation or depreciation of a company’s stock, but to a lesser degree than if it had invested in that company’s common stock. Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, entail less risk than the corporation’s common stock.
(d) Senior Floating Rate Interests
Senior floating rate interests in which the Fund invests generally pay interest rates which are periodically adjusted by reference to a base short-term floating rate, plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as the one-month or three-month London Inter-Bank Offered Rate (LIBOR), (ii) the prime rate offered by one or more major United States banks, or (iii) the bank’s certificate of deposit rate. Senior floating rate interests often require repayments from excess cash flows or permit the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown on the Schedule of Investments.
(e) Currency Translation
The accounting records of the Fund are maintained in U.S. dollars. All assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at prevailing exchange rates. Purchases and sales of investment securities, dividend and interest income, and certain expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.
The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss and unrealized appreciation or depreciation on investments.
Foreign exchange realized gain or loss resulting from holding of a foreign currency, expiration of a currency exchange contract, difference in exchange rates between the trade date and settlement date of an investment purchased or sold, and the difference between dividends or interest actually received compared to the amount shown in the Fund’s accounting records on the date of receipt, if any, is shown as net realized gains or losses on foreign currency transactions on the Fund’s Statement of Operations.

44 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2019

Foreign exchange unrealized appreciation or depreciation on assets and liabilities, other than investments, if any, is shown as unrealized appreciation (depreciation) on foreign currency translation on the Fund’s Statement of Operations.
(f) Forward Foreign Currency Exchange Contracts
Forward foreign currency exchange contracts are agreements between two parties to buy and sell currencies at a set price on a future date. Fluctuations in the value of open forward foreign currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Fund until the contracts are closed. When the contracts are closed, realized gains and losses are recorded, and included on the Statement of Operations in forward foreign currency exchange contracts.
(g) Distributions to Shareholders
The Fund declares and pays monthly distributions to common shareholders. These distributions consist of investment company taxable income, which generally includes qualified dividend income, ordinary income and short-term capital gains. Any net realized long-term capital gains are distributed annually to common shareholders. To the extent distributions exceed taxable income, the excess will be deemed a return of capital.
Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.
(h) Covered Call Options and Put Options
When an option is written, the premium received is recorded as an asset with an equal liability and is subsequently marked to market to reflect the current market value of the option written. These liabilities are reflected as written options on the Statement of Assets and Liabilities. Premiums received from writing options which expire unexercised are recorded on the expiration date as a realized gain. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transactions, as a realized loss. If an option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether there has been a realized gain or loss.
When a call option is purchased, the Fund obtains the right (but not the obligation) to buy the underlying instrument at the strike price at anytime during the option period. When a put option is purchased, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at the strike price at anytime during the option period. When the Fund purchases an option, an amount equal to the premium paid by the Fund is reflected as an asset and subsequently marked-to-market to reflect the current market value of the option purchased. Purchased options are included with Investments on the Statement of Assets and Liabilities.
(i) Certain Risks and Other Considerations
In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to, among other things, changes in the market (market risk) or the potential inability of a counterparty to meet the terms of an agreement

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 45

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2019

(counterparty risk). The Fund is also exposed to other risks such as, but not limited to, convertible securities, equity securities, illiquid securities, leverage concentration, interest rate and credit risks.
Investment And Market Risk. An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire principal amount that you invest. An investment in the Fund’s common shares represents an indirect investment in the securities owned by the Fund. The value of the securities owned by the Fund may fluctuate, sometimes rapidly and unpredictably, which will affect the NAV and may affect the market price of the common shares. The value of securities owned by the Fund may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived economic conditions, changes in interest or currency rates or changes in investor sentiment or market outlook generally. At any point in time, your common shares may be worth less than your original investment, including the reinvestment of the Fund’s dividends and distributions.
Convertible Securities Risk. The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer, and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security. If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. In that circumstance, the convertible security takes on the characteristics of a bond, and its price moves in the opposite direction from interest rates. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security. In that case, the convertible security’s price may be as volatile as that of common stock. Because both interest rates and market movements can influence its value, a convertible security generally is not as sensitive to interest rates as a similar fixed income security, nor is it as sensitive to changes in share price as its underlying equity security. Convertible securities are often rated below investment grade or are not rated.
Although all markets are prone to change over time, the generally high rate at which convertible securities are retired (through mandatory or scheduled conversions by issuers or through voluntary redemptions by holders) and replaced with newly issued convertibles may cause the convertible securities market to change more rapidly than other markets. For example, a concentration of available convertible securities in a few economic sectors could elevate the sensitivity of the convertible securities market to the volatility of the equity markets and to the specific risks of those sectors. Moreover, convertible securities with innovative structures, such as mandatory-conversion securities and equity-linked securities, have increased the sensitivity of the convertible securities market to the volatility of the equity markets and to the special risks of those innovations, which may include risks different from, and possibly greater than, those associated with traditional convertible

46 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2019

securities. A convertible security may be subject to redemption at the option of the issuer at a price set in the governing instrument of the convertible security.
If a convertible security held by the Fund is subject to such redemption option and is called for redemption, the Fund must allow the issuer to redeem the security, convert it into the underlying common stock, or sell the security to a third party.
As a result of the conversion feature, convertible securities typically offer lower interest rates than if the securities were not convertible. During periods of rising interest rates, it is possible that the potential for capital gain on convertible securities may be less than that of a common stock equivalent if the yield on the convertible security is at a level that would cause it to sell at discount.
Also, in the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional securities are issued, a stock dividend is declared, or the issuer enters into another type of corporate transaction which increases its outstanding securities.
Equity Securities Risk. Equity securities risk is the risk that the value of the securities held by the Fund will fall due to general market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate or factors relating to specific companies in which the Fund invests. Stock of an issuer in the Fund’s portfolio may decline in price if the issuer fails to make anticipated dividend payments because, among other reasons, the issuer of the security experiences a decline in its financial condition. Common stock in which the Fund may invest is structurally subordinated to preferred stock, bonds and other debt instruments in a company’s capital structure, in terms of priority to corporate income, and therefore will be subject to greater dividend risk than preferred stock or debt instruments of such issuers. In addition, while common stock has historically generated higher average returns than fixed income securities, common stock has also experienced significantly more volatility in those returns. An adverse event, such as an unfavorable earnings report, may depress the value of common stock of an issuer held by the Fund. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding: government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises.
Illiquid Securities Risk. Illiquid securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Illiquid securities are also more difficult to value and the manager’s judgment may play a greater role in the valuation process. Investment of the Fund’s assets in illiquid securities may restrict the Fund’s ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund’s operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities. Although many of the Rule 144A Securities in which the Fund invests may be, in the view of the manager, liquid, if qualified institutional buyers are unwilling to purchase these Rule 144A Securities, they may become illiquid.

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Leverage Risk. The use of leverage may result in higher income to common shareholders over time; however, there can be no assurance that these expectations will be realized or that a leveraging strategy will be successful in any particular time period. Use of leverage creates an opportunity for increased income and capital appreciation but, at the same time, creates special risks. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. There can be no assurance that a leveraging strategy will be utilized or will be successful.
The use of leverage by the Fund will cause the NAV, and possibly the market price, of the Fund’s common shares to fluctuate significantly in response to changes in interest rates and other economic indicators. As a result, the NAV and market price and dividend rate of the common shares of the Fund is likely to be more volatile than those of a closed-end management investment company that is not exposed to leverage. In a declining market the use of leverage may result in a greater decline in the NAV of the common shares than if the Fund were not leveraged.
Leverage will increase operating costs, which may reduce total return. The Fund will have to pay interest on its indebtedness, if any, which may reduce the Fund’s return. This interest expense may be greater than the Fund’s return on the underlying investment, which would negatively affect the performance of the Fund. Increases in interest rates that the Fund must pay on its indebtedness will increase the cost of leverage and may reduce the return to common shareholders. This risk may be greater in the current market environment because interest rates are near historically low levels.
Certain types of indebtedness subject the Fund to covenants in credit agreements relating to asset coverage and portfolio composition requirements. Certain indebtedness issued by the Fund also may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for such indebtedness. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act.
Reverse repurchase agreements involve the risks that the interest income earned on the investment of the proceeds will be less than the interest expense and Fund expenses associated with the repurchase agreement, that the market value of the securities sold by the Fund may decline below the price at which the Fund is obligated to repurchase such securities and that the securities may not be returned to the Fund. There is no assurance that reverse repurchase agreements can be successfully employed. In connection with reverse repurchase agreements, the Fund will also be subject to counterparty risk with respect to the purchaser of the securities. If the broker/dealer to whom the Fund sells securities becomes insolvent, the Fund’s right to purchase or repurchase securities may be restricted.
The Fund may have leverage outstanding during a shorter-term period during which such leverage may not be beneficial to the Fund if it believes that the long-term benefits to common shareholders of such leverage would outweigh the costs and portfolio disruptions associated with redeeming and reissuing such leverage. However, there can be no assurance that the Fund’s judgment in weighing such costs and benefits will be correct.
During the time in which the Fund is utilizing leverage, the amount of the fees paid for investment advisory services will be higher than if the Fund did not utilize leverage because the fees paid will be calculated based on the Fund’s managed assets, including proceeds of leverage. This may create a

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conflict of interest between the Adviser and the common shareholders, as common shareholders bear the portion of the investment advisory fee attributable to the assets purchased with the proceeds of leverage, which means that common shareholders effectively bear the entire advisory fee.
In addition, the Fund may engage in certain derivatives transactions that have economic characteristics similar to leverage. The Fund intends to earmark or segregate cash or liquid securities or otherwise cover such transactions in accordance with applicable interpretations of the staff of the SEC. Securities so segregated or designated as “cover” will be unavailable for sale (unless replaced by other securities qualifying for segregation or cover requirements), which may adversely affect the ability of the Fund to pursue its investment objective.
The Fund may be required to pay a commitment fee on unused portions of its credit facility. In connection with the use of leverage, the Fund may enter into interest rate swap or cap transactions, either separately or as a component of its credit facility in order to fix its borrowing costs. In the event the Fund elects or are required to de-lever, the Fund may be required to pay early termination payments and other breakage costs associated with the termination of the interest rate swap or cap transaction. While such transactions are intended to reduce the risks associated with an increase in short-term interest rates, the use of interest rate swaps and caps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on the state of interest rates in general, the Fund’s use of interest rate instruments could enhance or harm the overall performance of the Fund’s common shares.
Credit Risk. Credit risk is the risk that one or more income securities in the Fund’s portfolio will decline in price, or fail to pay interest and principal when due, because the issuer of the security experiences a decline in its financial status. The Fund’s investments in income securities involve credit risk. However, in general, lower rated, lower grade and non-investment grade securities carry a greater degree of risk that the issuer will lose its ability to make interest and principal payments, which could have a negative impact on the Fund’s net asset value or dividends.
Interest Rate Risk. Convertible and nonconvertible income-producing securities including preferred stock and debt securities (collectively, “income securities”) are subject to certain interest rate risks. If interest rates go up, the value of income securities in the Fund’s portfolio generally will decline. These risks may be greater in the current market environment because interest rates are near historically low levels. During periods of rising interest rates, the average life of certain types of income securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration (the estimated period until the security is paid in full) and reduce the value of the security. This is known as extension risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Lower grade securities have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem a lower grade security if the issuer can refinance the security at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.
Lower Grade Securities Risk. Investing in lower grade and non-investment grade securities involves additional risks. Securities of below investment grade quality are commonly referred to as “junk

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bonds” or “high yield securities.” Investment in securities of below investment grade quality involves substantial risk of loss. Securities of below investment grade quality are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default or decline in market value due to adverse economic and issuer specific developments. Issuers of below investment grade securities are not perceived to be as strong financially as those with higher credit ratings. Issuers of lower grade securities may be highly leveraged and may not have available to them more traditional methods of financing. Therefore, the risks associated with acquiring the securities of such issuers generally are greater than is the case with higher rated securities. These issuers are more vulnerable to financial setbacks and recession than more creditworthy issuers, which may impair their ability to make interest and principal payments. The issuer’s ability to service its debt obligations also may be adversely affected by specific issuer developments, the issuer’s inability to meet specific projected business forecasts or the unavailability of additional financing. Therefore, there can be no assurance that in the future there will not exist a higher default rate relative to the rates currently existing in the market for lower grade securities. The risk of loss due to default by the issuer is significantly greater for the holders of lower grade securities because such securities may be unsecured and may be subordinate to other creditors of the issuer. Securities of below investment grade quality display increased price sensitivity to changing interest rates and to a deteriorating economic environment. The market values for securities of below investment grade quality tend to be more volatile and such securities tend to be less liquid than investment grade debt securities. To the extent that a secondary market does exist for certain below investment grade securities, the market for them may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods.
Foreign Securities and Emerging Markets Risk. Investing in non-U.S. issuers may involve unique risks, such as currency, political, economic and market risk. In addition, investing in emerging markets entails additional risk including, but not limited to: news and events unique to a country or region; smaller market size, resulting in lack of liquidity and price volatility; certain national policies which may restrict the Fund’s investment opportunities; less uniformity in accounting and reporting requirements; unreliable securities valuation; and custody risk.
Counterparty Risk. The Fund is subject to counterparty credit risk, which is the risk that the counterparty fails to perform on agreements with the Fund such as swap and option contracts, and reverse repurchase agreements.
(j) Indemnifications
Under the Fund’s organizational documents, its Trustees and Officers are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, throughout the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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Note 3 – Derivatives
As part of its investment strategy, the Fund utilizes derivative instruments. These investments involve, to varying degrees, elements of market risk and risks in excess of amounts recognized in the Statement of Assets and Liabilities. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 2 of these Notes to Financial Statements.
Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Fund uses derivative instruments, how these derivative instruments.
The Fund utilized derivatives for the following purposes:
Hedge – an investment made in order to seek to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.
Income – the use of any instrument that distributes cash flows typically based upon some rate of interest.
Options Purchased and Written
A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.
As of April 30, 2019, there were no call or put options outstanding.
The risk in writing a call option is that a Fund may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Fund may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Fund may be at risk because of the counterparty’s inability to perform.
The following table represents the Fund’s use and volume of call/put options written on a quarterly basis:

	Average Number	Average Notional
Use	of Contracts	Amount
Income	$ —*	$ —*

*
Written options contracts were outstanding for 61 days during the period ended April 30, 2019. The daily average outstanding contracts and the daily average outstanding notional amount were 353 and 3,617,942 respectively.

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Forward Foreign Currency Exchange Contracts
A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.
The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Fund may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.
The following table represents the Fund’s use, and volume of forward foreign currency exchange contracts on a quarterly basis:
Average Value
Use	Purchased	Sold
Hedge	$ 2,878,933	$ 47,087,986

Derivative Investment Holdings Categorized by Risk Exposure
The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of April 30, 2019:
Derivative Investment Type	Asset Derivatives	Liability Derivatives
Currency contracts	Unrealized	Unrealized
	appreciation	depreciation
	on forward	on forward
	foreign currency	foreign currency
	exchange contracts	exchange contracts

The following table sets forth the fair value of the Fund’s derivative investments categorized by primary risk exposure at April 30, 2019:
Asset Derivative Investments Value
Forward Foreign Currency Exchange Risk
$261,101

Liability Derivative Investments Value
Forward Foreign Currency Exchange Risk
$7,312

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations for the period ended April 30, 2019:
Derivative Investment Type	Liability Derivatives
Currency contracts	Net realized gain (loss) on forward foreign currency exchange contracts Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts

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The following is a summary of the Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statement of Operations categorized by primary risk exposure for the period ended April 30, 2019:
Realized Gain (Loss) on Derivative Investments Recognized on the Statement of Operations
Forward
Written	Foreign
Options	Currency
Equity	Exchange
Risk	Risk	Total
$ (87,304)	$ 981,498	$ 894,194
Change in Unrealized Appreciation (Depreciation) on Derivative Investments
Recognized on the Statement of Operations
Forward
Written	Foreign
Options	Currency
Equity	Exchange
Risk	Risk	Total
$ 80,345	$ (643,357)	$(563,012)

In conjunction with the use of derivative instruments, the Fund is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Fund uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Fund.
The Fund has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Fund monitors the counterparty credit risk.
Note 4 – Offsetting
In the normal course of business, the Fund enters into transactions subject to enforceable master netting arrangements or other similar arrangements. Generally, the right to offset in those agreements allows the Fund to counteract the exposure to a specific counterparty with collateral received or delivered to that counterparty based on the terms of the arrangements. These arrangements provide for the right to liquidate upon the occurrence of an event of default, credit event upon merger or additional termination event.
In order to better define their contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a fund and a counterparty that governs OTC derivatives, including foreign exchange contracts, and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the

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counterparty. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received from the counterparty, if any, are reported separately on the Statement of Assets and Liabilities as segregated cash with broker/receivable for variation margin, or payable for swap settlement/variation margin. Cash and/or securities pledged or received as collateral by the Fund in connection with an OTC derivative subject to an ISDA Master Agreement generally may not be invested, sold or rehypothecated by the counterparty or the Fund, as applicable, absent an event of default under such agreement, in which case such collateral generally may be applied towards obligations due to and payable by such counterparty or the Fund, as applicable. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold (e.g., $300,000) before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that it believes to be of good standing and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities.
The following tables present derivative financial instruments and secured financing transactions that are subject to enforceable netting arrangements and offset in the Statement of Assets and Liabilities in conformity with U.S. GAAP.

			Gross	Net Amounts		Gross Amounts Not Offset
			Amounts	of Assets		in the Statement of
		Gross	Offset in the	Presented in		Assets and Liabilities
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Assets	Liabilities	Liabilities	for Offset	Instruments	Received	Amount
Bank of New York	Forward	$261,101	$ —	$261,101	$(7,312)	$ —	$ —	$253,789
Mellon	Foreign
Currency
Contracts

			Gross	Net Amounts		Gross Amounts Not Offset
			Amounts	of Liabilities		in the Statement of
		Gross	Offset in the	Presented in		Assets and Liabilities
		Amounts of	Statement	the Statement	Derivatives
	Investment	Recognized	of Assets &	of Assets &	Available	Financial	Collateral	Net
Counterparty	Type	Liabilities	Liabilities	Liabilities	for Offset	Instruments	Pledged	Amount
Société	Reverse	$177,017,437	$ —	$177,017,437	$ —	$177,017,437	$ —	$ —
Générale	Repurchase
Agreement
Bank of New York	Forward	7,312	—	7,312	(7,312)	—	—	—
Mellon	Foreign
Currency
Exchange
Contracts

Note 5 – Fees and Other Transactions
Pursuant to an Investment Advisory Agreement between the Fund and Advent Capital Management, LLC (“Advent” or the “Investment Adviser”), the Investment Adviser is responsible for the daily management of the Fund’s portfolio of investments, which includes buying and selling securities for

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the Fund, as well as investment research. The Investment Adviser will receive an annual fee from the Fund based on the average value of the Fund’s Managed Assets. In addition, subject to the approval of the Fund’s Board, a pro rata portion of the salaries, bonuses, health insurance, retirement benefits and similar employment costs for the time spent on Fund operations (other than the provision of services required under the Investment Advisory Agreement) of all personnel employed by the Investment Adviser who devote substantial time to Fund operations may be reimbursed by the Fund to the Investment Adviser. For the six months ended April 30, 2019, the Investment Adviser was not reimbursed by the Fund for these items. The annual fee will be determined as follows:
(a) If the average value of the Fund’s Managed Assets (calculated monthly) is greater than $250 million, the fee will be a maximum amount equal to 0.54% of the average value of the Fund’s Managed Assets.
(b) If the average value of the Fund’s Managed Assets (calculated monthly) is $250 million or less, the fee will be a maximum amount equal to 0.55% of the average value of the Fund’s Managed Assets.
Pursuant to a Servicing Agreement between the Fund and Guggenheim Funds Distributors, LLC (the “Servicing Agent”), the Servicing Agent will act as servicing agent to the Fund. The Servicing Agent will receive an annual fee of 0.21% of the average value of the Fund’s Managed Assets.
For purposes of calculating the fees payable under the foregoing agreements, average daily managed assets means the average daily value of the Fund’s total assets minus the sum of its accrued liabilities. Total assets means all of the Fund’s assets and is not limited to its investment securities. Accrued liabilities means all of the Fund’s liabilities other than borrowings for investment purposes.
Certain officers of the Fund may also be officers, directors and/or employees of the Investment Adviser or Servicing Agent. The Fund does not compensate its officers who are officers, directors and/or employees of the aforementioned firms.
MUFG Investor Services (US), LLC (“MUIS”) acts as the Fund’s administrator. The Bank of New York Mellon Corp. (“BNY”) acts as the Fund’s custodian and accounting agent. As custodian, BNY is responsible for the custody of the Fund’s assets. As accounting agent, BNY is responsible for maintaining the books and records of the Fund’s securities and cash. For providing the aforementioned services, MUIS and BNY are entitled to receive a monthly fee equal to an annual percentage of the Fund’s average daily managed assets subject to certain minimum monthly fees and out of pocket expenses.
Note 6 – Fair Value Measurement
In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:
Level 1 — quoted prices in active markets for identical assets or liabilities.

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Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).
Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.
The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.
Independent pricing services are used to value a majority of the Fund’s investments. When values are not available from a pricing service, they will be determined under the valuation policies that have been reviewed and approved by the Board. In any event, values may be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury Securities, and other information and analysis.
The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.
Note 7 – Reverse Repurchase Agreements
The Fund may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Fund temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Fund agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Fund may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Fund enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Fund’s assets. As a result, such transactions may increase fluctuations in the market value of the Fund’s assets. For the period ended April 30, 2019, the average daily balance for which reverse repurchase agreements were outstanding amounted to $170,232,044. The weighted average interest rate was 3.60%. As of April 30, there were $177,017,437 reverse repurchase agreements outstanding.
Counterparty	Interest Rate(s)	Maturity Date(s)	Face Value
Société Générale	3.45%-3.83%	12/15/2020-12/15/2022	$ 123,012,298
Société Générale	3.43% (3 Month USD LIBOR+0.85%)*	11/21/2019	54,005,139
			$ 177,017,437
* Variable rate security. Rate indicated is the rate effective at April 30, 2019.

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The following is a summary of the remaining contractual maturities of the reverse repurchase agreements outstanding as of April 30, 2019, aggregated by asset class of the related collateral pledged by the Fund:
	Overnight and	Up to	31 – 90	Greater than
	Continuous	30 days	days	90 days	Total
Convertible Bonds	$—	$—	$—	$7,264,437	$7,264,437
Corporate Bonds	—	—	—	169,753,000	169,753,000
Total Reverse
Repurchase Agreements	$—	$—	$—	$177,017,437	$177,017,437
Gross amount of
recognized liabilities
for reverse repurchase
agreements	$—	$—	$—	$177,017,437	$177,017,437

Note 8 – Margin Loan
On November 9, 2012, the Fund entered into a five year margin loan agreement with an approved counterparty whereby the counterparty agreed to provide secured financing to the Fund and the Fund provided pledged collateral to the lender. The interest rate on the amount borrowed was a fixed 1.74%. An unused commitment fee of 0.25% was charged on the difference between the $170,000,000 margin loan agreement and the amount borrowed. If applicable, the unused commitment fee was included in Interest Expense on the Statement of Operations. On December 20, 2012, the Fund borrowed $170,000,000 under the margin loan agreement. On December 15, 2017, the Fund terminated its existing margin loan agreement and transferred the $150,000,000 loan obligation to another approved counterparty.
Concurrent with the termination of the margin loan on December 15, 2017, the Fund entered into a new senior secured credit agreement with Société Générale. Under the terms of the new credit agreement, the Fund’s credit facility is as follows:
3.43% fixed rate 3-year maturity	$ 65,000,000
3.83% fixed rate 5-year maturity	65,000,000
3 Month USD LIBOR+0.85% floating rate 175-day evergreen maturity	20,000,000

The Fund pays a commitment fee on the undrawn portion of the 175-day evergreen facility in the amount of 0.25% per annum. If applicable, the unused commitment fee is included in Interest Expense on the Statement of Operations. On March 14, 2018 the Fund reallocated its leverage with Société Générale, terminating its 3 Month USD LIBOR+0.85% floating rate 175-day evergreen maturity of $20,000,000.
On August 27, 2018, with the completion of the mergers of AGC and LCM into AVK, the Fund amended its leverage facilities with Société Générale in order to assume the leverage of the Target Funds. Under the terms of the amended credit agreement, the Fund’s credit facility is as follows:
3.48% fixed rate 3-year maturity	$ 114,000,000
3.89% fixed rate 5-year maturity	114,000,000
3 Month USD LIBOR+0.85% floating rate	7,000,000
0.25% Undrawn Commitment Fee	30,000,000

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NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2019

On December 20, 2018, the Fund reallocated its leverage with Société Générale, decreasing its 3.48% fixed rate 3-year maturity margin loan by $25,000,000.
As of April 30, 2019, there was $210,000,000 outstanding in connection with the Fund’s margin loan agreement. The average daily amount of borrowings on the margin loan during the period ended April 30, 2019 was $216,767,956, with a related average interest rate of 3.63%. The maximum amount outstanding during the year was $235,000,000. As of April 30, 2019, the total value of securities segregated as collateral in connection with the margin loan was $518,086,333.
The margin loan agreement governing the loan facility includes usual and customary covenants. These covenants impose on the Fund asset coverage requirements, collateral requirements, investment strategy requirements, and certain financial obligations. These covenants place limits or restrictions on the Fund’s ability to (i) enter into additional indebtedness with a party other than the counterparty, (ii) change its fundamental investment policy, or (iii) pledge to any other party, other than to the counterparty, securities owned or held by the Fund over which the counterparty has a lien. In addition, the Fund is required to deliver financial information to the counterparty within established deadlines, maintain an asset coverage ratio (as defined in Section 18(g) of the 1940 Act) greater than 300%, comply with the rules of the stock exchange on which its shares are listed, and maintain its classification as a “closed-end management investment company” as defined in the 1940 Act.
There is no guarantee that the Fund’s leverage strategy will be successful. The Fund’s use of leverage may cause the Fund’s NAV and market price of common shares to be more volatile and can magnify the effect of any losses.
Note 9 – Federal Income Taxes Information
The Fund intends to comply with the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies.
The Fund is subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year.
At April 30, 2019, the cost of securities for Federal income tax purposes, the aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value, were as follows:
Net Tax Unrealized
	Tax Unrealized	Tax Unrealized	Appreciation
Tax Cost	Appreciation	Depreciation	(Depreciation)
$ 939,417,529	$ 40,308,112	$ (14,826,835)	$ 25,481,277

The differences between book basis and tax basis unrealized appreciation/(depreciation) are primarily attributable to the tax deferral of losses on wash sales and additional income adjustments for tax purposes on certain convertible securities.

58 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2019

As of October 31, 2018, (the most recent fiscal year end for federal income tax purposes) tax components of accumulated earnings/losses (excluding paid-in capital) were as follows:
Undistributed	Undistributed
Ordinary	Long-Term	Net Unrealized
Income/(Accumulated	Gains/(Accumulated	Appreciation
Ordinary Loss)	Capital Loss)	(Depreciation)
$ —	$ (26,332,650)	$ (19,718,038)

The differences between book basis and tax basis undistributed long-term gains/(accumulated capital losses) are attributable to the tax deferral of losses on wash sales.
For Federal income tax purposes, capital loss carryforwards represent realized losses of the Fund that may be carried forward and applied against future capital gains. Under the RIC Modernization Act of 2010, the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital loss carryforwards will retain their character as either short-term or long-term capital losses. As of October 31, 2018 (the most recent fiscal year for federal income tax purposes), the Fund had capital loss carryforwards shown in the table below:
Total
Expires in	Unlimited	Unlimited	Capital Loss
2019	Short-Term	Long-Term	Carryforward
$ 1,291,643	$ 19,067,444	$ 5,973,563	$ 26,332,650*
* In accordance with Sections 382-384 of the Internal Revenue Code, a portion of Fund losses are subject limitation. This annual limitation is generally applicable to all of the capital loss carryforwards shown.
For the year ended October 31, 2018, the capital loss carryforward amounts expired and utilized were $2,393,946 and $20,839,939 respectively.
For the year ended October 31,2018, (the most recent fiscal year end for federal income tax purposes), the tax character of distributions paid, as reflected in the Statement of Changes in Net Assets, was $13,035,462 of ordinary income and $18,468,343 of return of capital, respectively.
For all open tax years and all major jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Uncertain tax positions are tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns that would not meet a more—likely—than not threshold of being sustained by the applicable tax authority and would be recorded as a tax expense in the current year. Open tax years are those that are open for examination by taxing authorities (i.e. generally the last four tax year ends and the interim tax period since then).
Note 10 – Security Transactions
For the period ended April 30, 2019, the cost of purchases and proceeds from sales of investment securities, excluding written options and short-term securities, were as follows:
Purchases	Sales
$ 586,062,522	$ 597,407,697

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 59

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2019

Note 11 – Mergers
On August 27, 2018 the mergers of Advent Claymore Convertible Securities and Income Fund II (“AGC”) and Advent/Claymore Enhanced Growth and Income Fund (“LCM”) (the “Target Funds”) with and into AVK (the “Acquiring Fund”) were completed.
In the mergers, common shareholders of AGC and LCM, respectively, received newly-issued AVK common shares in tax-free transactions having an aggregate net asset value equal to the aggregate net asset value of their holdings of AGC and/or LCM common shares, as applicable, as determined at the close of business on August 24, 2018. Fractional AVK shares were not issued in the mergers and consequently cash was distributed for any such fractional amounts. Relevant details pertaining to the mergers are as follows:
Fund	NAV/Share ($)	Conversion Ratio
Advent Claymore Convertible Securities and Income Fund (AVK)	$ 17.52	N/A
Advent Claymore Convertible Securities and Income Fund II (AGC)	$ 6.36	0.36302760
Advent/Claymore Enhanced Growth & Income Fund (LCM)	$ 8.68	0.49513765

Investments
The cost, fair value and net unrealized appreciation (depreciation) of the investments of the Target Funds as of the date of the mergers, were as follows:
	AGC	LCM
Cost of investments	$291,324,660	$111,470,689
Fair value of investments	$297,048,631	$114,147,866
Net unrealized appreciation (depreciation) on investments	$5,723,971	$2,677,177
Net unrealized appreciation (depreciation) on forward foreign
currency exchange contracts	$503,058	$235,863
Net unrealized appreciation (depreciation) on foreign
currency translations	$85	$(419)

Common Shares
The common shares outstanding, net assets applicable to common shares and NAV per common share outstanding immediately before and after the mergers were as follows:
Target Funds – Prior to Mergers	AGC	LCM
Common shares outstanding	27,367,344	9,182,041
Net assets applicable to common shares	$174,095,431	$79,667,328
NAV per common share	$6.36	$8.68
Acquiring Fund – Prior to Mergers		AVK
Common shares outstanding		20,043,745
Net assets applicable to common shares		$351,231,894
NAV per common share		$17.52
Acquiring Fund – Post Mergers		AVK
Common shares outstanding		34,525,222
Net assets applicable to common shares		$604,994,653
NAV per common share		$17.52

60 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2019

Cost and Expenses
In connection with the mergers, the Target Funds and the Acquiring Fund incurred certain associated costs and expenses. Such amounts incurred by the Acquiring Fund are shown on the Statement of Assets and Liabilities and on the Statement of Operations as “Merger fees”. Costs specific to one or each of the funds were expensed to such fund as incurred. With respect to any expenses incurred in connection with the mergers that were not attributable to a specific fund, such expenses were allocated in proportion to the projected expense savings to be realized by each fund as a result of the Mergers. Of the estimated total costs of the mergers, approximately $579,000 was borne by AGC, $260,000 was borne by LCM and $86,000 was borne by AVK.
Pro Forma Results of Operations
Assuming the acquisition had been completed on November 1, 2017, the beginning of the fiscal reporting period of AVK, the pro forma results of operations for the period ended October 31, 2018, are as follows:
Acquiring Fund – Pro Forma Results from Operations (unaudited)	AVK
Net investment income (loss)	$ 17,253,226
Net realized and unrealized gains (losses)	$ (17,845,647)
Change in net assets resulting from operations	$ (592,421)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of AGC and LCM that have been included in AVK’s Statement of Operations since August 27, 2018.
Note 12 – Capital
Common Shares
The Fund has an unlimited amount of common shares, $0.001 par value, authorized and 34,525,222 issued and outstanding. In connection with the Fund’s dividend reinvestment plan, the Fund did not issue shares during the six months ended April 30, 2019, or the year ended October 31, 2018. As of April 30, 2019, Advent Capital Management LLC, the Fund’s Investment Adviser, owned 15,885 shares of the Fund.
Transactions in common shares were as follows:
	Six Months Ended	Year Ended
	April 30, 2019	October 31, 2018
Beginning shares	34,525,222	20,043,745
Shares issued in fund merger	—	14,481,477
Ending shares	34,525,222	34,525,222

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 61

NOTES TO FINANCIAL STATEMENTS (Unaudited) continued	April 30, 2019

Note 13 – Recent Regulatory Reporting Updates
In August 2018, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2018-13, Fair Value Measurement (Topic 820), Disclosure Framework - Changes to the Disclosure Requirements for Fair Value Measurement (the “2018 ASU”) which adds, modifies and removes disclosure requirements related to certain aspects of fair value measurement. The 2018 ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early adoption is permitted. As of April 30, 2019, the Fund has fully adopted the provisions of the 2018 ASU, which did not have a material impact on the Fund’s financial statements and related disclosures or impact the Fund’s net assets or results of operations.
Note 14 – Recent Accounting Pronouncements
In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.
Note 15 – Subsequent Events:
On May 1, 2019, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on May 31, 2019 to shareholders of record on May 15, 2019.
On June 3, 2019, the Fund declared a monthly distribution to common shareholders of $0.1172 per common share. The distribution is payable on June 28, 2019 to shareholders of record on June 14, 2019.
On June 18, 2019, the Board of Trustees approved a change in the Fund’s name from “Advent Claymore Convertible Securities and Income Fund” to “Advent Convertible and Income Fund”. The Fund’s name change will be effective on July 1, 2019.
The Fund has performed an evaluation of subsequent events through the date of issuance of this report and has determined that there are no material events that would require disclosure other than the events disclosed above.

62 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited)	April 30, 2019

Federal Income Tax Information
In January 2020, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in the calendar year 2019.
Sector Classification
Information in the “Portfolio of Investments” is categorized by sectors using sector-level Classifications used by Bloomberg Industry Classification System, a widely recognized industry classifica -tion system provider. The Fund’s registration statement has investment policies relating to concentration in specific sectors/industries. For purposes of these investment policies, the Fund usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 63

OTHER INFORMATION (Unaudited) continued	April 30, 2019

Trustees
The Trustees of the Advent Claymore Convertible Securities and Income Fund and their principal business occupations during the past five years:
		Term of		Number of
Name,	Position(s)	Office and		Portfolios in
Address	Held	Length of		Fund
and Year	with	Time	Principal Occupation(s)	Complex	Other Directorships
of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees:
Randall C.	Trustee and	Since 2005	Current: Private Investor (2001-present).	49	Current: Purpose Investments Funds
Barnes++	Chairman of				(2013-present).
(1951)	the Audit		Former: Senior Vice President and Treasurer, PepsiCo, Inc. (1993-1997);
	Committee		President, Pizza Hut International (1991-1993); Senior Vice President,		Former: Managed Duration Investment
			Strategic Planning and New Business Development, PepsiCo, Inc. (1987-1990).		Grade Municipal Fund (2003-2016).
Daniel L. Black+	Trustee	Since 2005	Current: Managing Partner, the Wicks Group of Companies, LLC	1	Current: EZ Shield, Inc. (2016-present);
(1960)			(2003-present).		Harlem Lacrosse & Leadership Inc.
(2014-present); Antenna International,
			Former: Managing Director and Co-Head of the Merchant Banking Group at		Inc. (2010-present).
BNY Capital Markets, a division of BNY Mellon (1998-2003); and Co-Head of
			U.S. Corporate Banking at BNY Mellon (1995-1998).		Former: Little Sprouts, LLC (2015-2018);
Bendon Inc. (2012-2016); Bonded
Services Ltd. (2011-2016).
Derek Medina+	Trustee and	Since 2003	Current: Senior Vice President, Business Affairs at ABC	1	Current: Oliver Scholars (2011-present);
(1966)	Chairman of		News (2008-present).		Young Scholar’s Institute
	the Nominating				(2005-present).
	and Governance		Former: Vice President, Business Affairs and News Planning at ABC News
	Committee		(2003-2008); Executive Director, Office of the President at ABC News (2000-2003);
Associate at Cleary Gottlieb Steen & Hamilton (law firm) (1995-1998); Associate in
Corporate Finance at J.P. Morgan/Morgan Guaranty (1988-1990).

64 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2019

		Term of		Number of
Name,	Position(s)	Office and		Portfolios in
Address	Held	Length of		Fund
and Year	with	Time	Principal Occupation(s)	Complex	Other Directorships
of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Independent Trustees continued:
Ronald A.	Trustee	Since 2004	Current: Partner, Momkus LLC (2016-present).	49	Current: PPM Funds (2018-present);
Nyberg++					Edward-Elmhurst Healthcare System
(1953)			Former: Partner, Nyberg & Cassioppi, LLC (2000-2016); Executive Vice President,		(2012-present); Western Asset
			General Counsel, and Corporate Secretary, Van Kampen Investments (1982-1999).		Inflation-Linked Opportunities
& Income Fund
(2004-present); Western
Asset Inflation-
Linked Income Fund
(2003-present).

Former: Managed Duration Investment
Grade Municipal Fund (2003-2016).
Gerald L.	Trustee	Since 2003	Current: Chairman of Seizert Capital Partners, LLC.	1	Current: University of Toledo Foundation
Seizert, CFA, CIC+					(2013-present); Beaumont Hospital
(1952)			Former: Co-Chief Executive (1998-1999) and a Managing Partner and Chief		(2012-present).
			Investment Officer – Equities of Munder Capital Management, LLC (1995-1999);		.
Vice President and Portfolio Manager of Loomis, Sayles & Co., L.P. (asset manager) (1984-1995); Vice President and Portfolio Manager at First of
America Bank (1978-1984).
Michael A.	Trustee	Since 2003	Current: Managing Partner, CWS Private Company (2014–present),	1	Current: The Mead School (2014-
Smart+			Managing Partner, Cordova, Smart & Williams, LLC (2003–present).		present); National Association of
(1960)					Investment Companies (“NAIC”) (2010-
			Former: Principal , FirstAtlantic Capital Ltd. (2001-2003); Managing Director in		present); Sprint Industrial Holdings
			Investment Banking – the Private Equity Group (1995-2001) and a Vice President		(2007-present).
in Investment Banking – Corporate Finance (1992-1995) at Merrill Lynch & Co;
			Founding Partner of The Carpediem Group, a private placement firm (1991-1992);		Former: Berkshire Blanket, Holdings,
			Associate at Dillon, Read and Co. (investment bank) (1988-1990).		Inc. (2006-2016); Sqwincher Holdings
(2006-2015).

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 65

OTHER INFORMATION (Unaudited) continued	April 30, 2019

Number of
Name,	Position(s)	Term of Office		Portfolios in
Address	Held	and Length		Fund
and Year	with	of Time	Principal Occupation(s)	Complex	Other Directorships
of Birth	Trust	Served*	During Past Five Years	Overseen **	Held by Trustees
Interested Trustee:
Tracy V.	Trustee,	Since 2003	Current: President and Founder, of Advent Capital Management, LLC	1	None.
Maitland+ø	Chairman,		(2001-present).
(1960)	President and
Chief Executive
Officer

+	Address of all Trustees noted: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
++	Address of all Trustees noted: 227 West Monroe Street, Chicago, IL 60606.
*	After a Trustee’s initial term, each Trustee is expected to serve a three-year term concurrent with the class of Trustees for which he serves:

- Mr. Gerald L. Seizert, Mr. Derek Medina and Mr. Randall C. Barnes are the Class I Trustees. The term of the Class I Trustees will continue until the 2019 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Michael A. Smart and Mr. Daniel L. Black are the Class II Trustees. The term of the Class II Trustees will continue until the 2020 annual meeting of shareholders or until successors shall have been elected and qualified.

- Mr. Tracy V. Maitland and Mr. Ronald A. Nyberg are the Class III Trustees. The term of the Class III Trustees will continue until the 2021 annual meeting of shareholders or until successors shall have been elected and qualified.

**
As of period end. The Guggenheim Investments Fund Complex consists of U.S. registered investment companies advised or serviced by Guggenheim Funds Investment Advisors, LLC and/or Guggenheim Funds Distributors, LLC and/or affiliates of such entities. The Guggenheim Investments Fund Complex is overseen by multiple Boards of Trustees.

ø
Mr. Maitland is an “interested person” (as defined in section 2(a)(19) of the 1940 Act) of the Fund because of his position as an officer of Advent Capital Management, LLC, the Fund’s Investment Adviser.

66 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

OTHER INFORMATION (Unaudited) continued	April 30, 2019

Officers
The Officers of the Advent Claymore Convertible Securities and Income Fund, who are not Trustees, and their principal occupations during the past five years:
Term of
Name,	Position(s)	Office
Address*	held	and Length
and Year	with the	of Time
of Birth	Trust	Served**	Principal Occupations During Past Five Years
Officers:
Edward C. Delk	Secretary and	Since 2012	Current: General Counsel and Chief Compliance Officer, Advent Capital Management, LLC (2012-present).
(1968)	Chief
	Compliance		Former: Assistant General Counsel and Chief Compliance Officer, Insight Venture Management, LLC (2009-2012);
	Officer		Associate General Counsel, TIAA-CREF (2008-2009); Principal, Legal Department,
The Vanguard Group, Inc. (2000-2008).
Tony Huang	Vice President	Since 2014	Current: Vice President, Co-Portfolio Manager and Analyst, Advent Capital Management, LLC (2007-present).
(1976)	and Assistant
	Secretary		Former: Senior Vice President, Portfolio Manager and Analyst, Essex Investment Management (2001-2006);
Vice President, Analyst, Abacus Investments (2001); Vice President, Portfolio Manager,
M/C Venture Partners (2000-2001); Associate, Fidelity Investments (1996-2000).
Robert White	Treasurer and	Since 2005	Current: Chief Financial Officer, Advent Capital Management, LLC (2005-present).
(1965)	Chief
	Financial		Former: Vice President, Client Service Manager, Goldman Sachs Prime Brokerage (1997-2005).
Officer

*	Address for all Officers: 888 Seventh Avenue, 31st Floor, New York, NY 10019.
**	Officers serve at the pleasure of the Board of Trustees and until his or her successor is appointed and qualified or until his or her earlier resignation or removal.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 67

DIVIDEND REINVESTMENT PLAN (Unaudited)	April 30, 2019

Unless the registered owner of common shares elects to receive cash by contacting the Plan Administrator, all dividends declared on common shares of the Fund will be automatically reinvested by Computershare Trust Company, N.A. (the “Plan Administrator”), Administrator for shareholders in the Fund’s Dividend Reinvestment Plan (the “Plan”), in additional common shares of the Fund. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Plan Administrator prior to the dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution. Some brokers may automatically elect to receive cash on your behalf and may re-invest that cash in additional common shares of the Fund for you. If you wish for all dividends declared on your common shares of the Fund to be automatically reinvested pursuant to the Plan, please contact your broker.
The Plan Administrator will open an account for each common shareholder under the Plan in the same name in which such common shareholder’s common shares are registered. Whenever the Fund declares a dividend or other distribution (together, a “Dividend”) payable in cash, nonparticipants in the Plan will receive cash and participants in the Plan will receive the equivalent in common shares. The common shares will be acquired by the Plan Administrator for the participants’ accounts, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund (“Newly Issued Common Shares”) or (ii) by purchase of outstanding common shares on the open market (“Open-Market Purchases”) on the New York Stock Exchange or elsewhere. If, on the payment date for any Dividend, the closing market price plus estimated brokerage commission per common share is equal to or greater than the net asset value per common share, the Plan Administrator will invest the Dividend amount in Newly Issued Common Shares on behalf of the participants. The number of Newly Issued Common Shares to be credited to each participant’s account will be determined by dividing the dollar amount of the Dividend by the net asset value per common share on the payment date; provided that, if the net asset value is less than or equal to 95% of the closing market value on the payment date, the dollar amount of the Dividend will be divided by 95% of the closing market price per common share on the payment date. If, on the payment date for any Dividend, the net asset value per common share is greater than the closing market value plus estimated brokerage commission, the Plan Administrator will invest the Dividend amount in common shares acquired on behalf of the participants in Open-Market Purchases.
If, before the Plan Administrator has completed its Open-Market Purchases, the market price per common share exceeds the net asset value per common share, the average per common share purchase price paid by the Plan Administrator may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if the Dividend had been paid in Newly Issued Common Shares on the Dividend payment date. Because of the foregoing difficulty with respect to Open-Market Purchases, the Plan provides that if the Plan Administrator is unable to invest the full Dividend amount in Open-Market Purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Administrator may cease making Open-Market Purchases and may invest the uninvested portion of the Dividend amount in Newly Issued Common Shares at net asset value per common share at the close of business on the Last Purchase Date provided that, if the net asset value is less than or equal to 95% of the then current market price per common share; the dollar amount of the Dividend will be divided by 95% of the market price on the payment date.

68 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

DIVIDEND REINVESTMENT PLAN (Unaudited) continued	April 30, 2019

The Plan Administrator maintains all shareholders’ accounts in the Plan and furnishes written confirmation of all transactions in the accounts, including information needed by shareholders for tax records. Common shares in the account of each Plan participant will be held by the Plan Administrator on behalf of the Plan participant, and each shareholder proxy will include those shares purchased or received pursuant to the Plan. The Plan Administrator will forward all proxy solicitation materials to participants and vote proxies for shares held under the Plan in accordance with the instruction of the participants.
There will be no brokerage charges with respect to common shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commission incurred in connection with Open-Market Purchases. The automatic reinvestment of Dividends will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such Dividends.
The Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants with regard to purchases in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.
All correspondence or questions concerning the Plan should be directed to the Plan Administrator, Computershare Trust Company, N.A., P.O. Box 30170 College Station, TX 77842-3170; Attention: Shareholder Services Department, Phone Number: (866) 488-3559 or online at www.computershare.com/investor.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 69

FUND INFORMATION	April 30, 2019

Board of Trustees
Randall C. Barnes
Daniel L. Black
Tracy V. Maitland,*
Chairman
Derek Medina
Ronald A. Nyberg
Gerald L. Seizert
Michael A. Smart
* Trustee is an “interested person” of the Fund as defined in the Investment Company Act of 1940, as amended.
Officers
Tracy V. Maitland
President and Chief Executive Officer
Robert White
Treasurer and Chief Financial Officer
Edward C. Delk
Secretary and Chief Compliance Officer
Tony Huang
Vice President and Assistant Secretary
Investment Adviser
Advent Capital Management, LLC
New York, NY
Servicing Agent
Guggenheim Funds Distributors, LLC
Chicago, IL
Accounting Agent and Custodian
The Bank of New York Mellon
New York, NY
Administrator
MUFG Investor Services (US), LLC
Rockville, MD
Transfer Agent
Computershare Trust Company, N.A.
Jersey City, NJ
Legal Counsel
Skadden, Arps, Slate, Meagher
& Flom LLP
New York, NY
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
New York, NY

70 l AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT

FUND INFORMATION continued	April 30, 2019

Portfolio Managers of the Fund
The portfolio managers of the Fund are Tracy Maitland (Chief Investment Officer of Advent) and Paul Latronica (Managing Director of Advent).
Privacy Principles of the Fund
The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.
Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).
The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.
Questions concerning your shares of Advent Claymore Convertible Securities and Income Fund?
•	If your shares are held in a Brokerage Account, contact your Broker.
•
If you have physical possession of your shares in certificate form, contact the Fund’s Transfer Agent: Computershare Trust Company, N.A., P.O. Box 30170, College Station, TX 77842-3170; (866) 488-3559 or online at www.computershare.com/investor.

This report is sent to shareholders of Advent Claymore Convertible Securities and Income Fund for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.
A description of the Fund’s proxy voting policies and procedures related to portfolio securities is available without charge, upon request, by calling the Fund at (866) 274-2227. Information regarding how the Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is also available, without charge and upon request by calling the Fund at (866) 274-2227, by visiting the Fund’s website at guggenheiminvestments.com/avk or by accessing the Fund’s Form N-PX on the U.S. Securities & Exchange Commission’s (“SEC”) website at www.sec.gov.
The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC website at www.sec.gov or by visiting the Fund’s website at guggenheiminvestments.com/avk. The Fund’s Form N-Q may also be viewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330, or at www.sec.gov.
Notice to Shareholders
Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended that the Fund from time to time may purchase shares of its common stock in the open market or in private transactions.

AVK l ADVENT CLAYMORE CONVERTIBLE SECURITIES AND INCOME FUND SEMIANNUAL REPORT l 71

ABOUT THE FUND MANAGER

Advent Capital Management, LLC
Advent Capital Management, LLC (“Advent”) is a registered investment adviser, based in New York, which specializes in convertible and high-yield securities for institutional and individual investors. The firm was established by Tracy V. Maitland, a former Director in the Convertible Securities sales and trading division of Merrill Lynch. Advent’s investment discipline emphasizes capital structure research, encompassing equity fundamentals as well as credit research, with a focus on cash flow and asset values while seeking to maximize total return.
Investment Philosophy
Advent believes that superior returns can be achieved while reducing risk by investing in a diversified portfolio of global equity, convertible and high-yield securities. Advent seeks securities with attractive risk/reward characteristics. Advent employs a bottom-up security selection process across all of the strategies it manages. Securities are chosen from those that Advent believes have stable-to-improving fundamentals and attractive valuations.
Investment Process
Advent manages securities by using a strict four-step process:
1	Screen the convertible and high-yield markets for securities with attractive risk/reward characteristics and favorable cash flows;
2	Analyze the quality of issues to help manage downside risk;
3	Analyze fundamentals to identify catalysts for favorable performance; and
4	Continually monitor the portfolio for improving or deteriorating trends in the financials of each investment.

Advent Capital Management, LLC 888 Seventh Avenue, 31st Floor New York, NY 10019	Guggenheim Funds Distributors, LLC 227 West Monroe Street Chicago, IL 60606 Member FINRA/SIPC (06/19)

NOT FDIC-INSURED l NOT BANK-GUARANTEED l MAY LOSE VALUE
CEF-AVK-SAR-0419

Item 2.  Code of Ethics.
Not applicable for a semi-annual reporting period.
Item 3.  Audit Committee Financial Expert.
Not applicable for a semi-annual reporting period.
Item 4.  Principal Accountant Fees and Services.
Not applicable for a semi-annual reporting period.

Item 5.  Audit Committee of Listed Registrants.
Not applicable for a semi-annual reporting period.
Item 6.  Schedule of Investments.
The Schedule of Investments is included as part of Item 1.
Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable for a semi-annual reporting period.
Item 8.  Portfolio Managers of Closed-End Management Investment Companies.
(a)	Not applicable for a semi-annual reporting period.

(b)	There has been no change, as of the date of this filing, in the Portfolio Managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recent annual report on Form N-CSR.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10.  Submission of Matters to a Vote of Security Holders.
The registrant has not made any material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.
Item 11.  Controls and Procedures.
(a)      The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) as of a date within 90 days of this filing and have concluded based on such evaluation, as required by Rule 30a-3(b) under the Investment Company Act, that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b)      There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)      The registrant has not participated in securities lending activities during the period covered by this report.

(b)      Not applicable.
Item 13.  Exhibits.
(a)(1)   Not applicable.
(a)(2)   Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(a) of the Investment Company Act.
(a)(3)   Not applicable.
(b)       Certification of principal executive officer and principal financial officer pursuant to Rule 30a-2(b) of the Investment Company Act and Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Advent Convertible and Income Fund
By:         /s/ Tracy V. Maitland
Name:    Tracy V. Maitland
Title:       President and Chief Executive Officer
Date:       July 3, 2019
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:         /s/ Tracy V. Maitland
Name:     Tracy V. Maitland
Title:        President and Chief Executive Officer
Date:       July 3, 2019
By:           /s/ Robert White
Name:      Robert White
Title:        Treasurer and Chief Financial Officer
Date:        July 3, 2019